   As filed with the Securities and Exchange Commission on February 25, 1997

                                                SECURITIES ACT FILE NO. 33-22462
                                        INVESTMENT COMPANY ACT FILE NO. 811-5576
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          Pre-Effective Amendment No.                        [ ]
                        Post-Effective Amendment No. 11                      [X]
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                Amendment No. 13                             [X]
                        (Check Appropriate Box or Boxes)

                             ---------------------
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           800 SCUDDERS MILL ROAD
           PLAINSBORO, NEW JERSEY                                  08536
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------
                                   Copies to:


            COUNSEL FOR THE FUND:
              BROWN & WOOD LLP                           PHILIP L. KIRSTEIN, ESQ.
           ONE WORLD TRADE CENTER                     MERRILL LYNCH ASSET MANAGEMENT
        NEW YORK, NEW YORK 10048-0557                          P.O. BOX 9011
    ATTENTION: THOMAS R. SMITH, JR., ESQ.               PRINCETON, N.J. 08543-9011


                IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                   [X] immediately upon filing pursuant to paragraph (b)
                   [ ] on (date) pursuant to paragraph (b)
                   [ ] 60 days after filing pursuant to paragraph (a) (1)
                   [ ] on (date) pursuant to paragraph (a) (1)
                   [ ] 75 days after filing pursuant to paragraph (a) (2)
                   [ ] on (date) pursuant to paragraph (a) (2) of rule 485.

            If appropriate, check the following box:
                   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             ---------------------


     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on December 20, 1996.


================================================================================

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                           LOCATION
-------------                                            ---------------------------------------
PART A
  Item 1.       Cover Page.............................  Cover Page
  Item 2.       Synopsis...............................  Fee Table
  Item 3.       Condensed Financial Information........  Financial Highlights; Performance Data
  Item 4.       General Description of Registrant......  Investment Objectives and Policies;
                                                           Additional Information
  Item 5.       Management of the Fund.................  Fee Table; Management of the Fund;
                                                         Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance..........................  Not Applicable
  Item 6.       Capital Stock and Other Securities.....  Cover Page; Additional Information
  Item 7.       Purchase of Securities Being Offered...  Cover Page; Fee Table; Merrill Lynch
                                                           Select PricingSM System; Purchase of
                                                           Shares; Shareholder Services;
                                                           Additional Information; Inside Back
                                                           Cover Page
  Item 8.       Redemption or Repurchase...............  Fee Table; Merrill Lynch Select
                                                         PricingSM System; Shareholder Services;
                                                           Purchase of Shares; Redemption of
                                                           Shares
  Item 9.       Pending Legal Proceedings..............  Not Applicable

PART B
  Item 10.      Cover Page.............................  Cover Page
  Item 11.      Table of Contents......................  Back Cover Page
  Item 12.      General Information and History........  Not Applicable
  Item 13.      Investment Objectives and Policies.....  Investment Objectives and Policies
  Item 14.      Management of the Fund.................  Management of the Fund
  Item 15.      Control Persons and Principal Holders
                  of Securities........................  Management of the Fund
  Item 16.      Investment Advisory and Other
                  Services.............................  Management of the Fund; Purchase of
                                                           Shares; General Information
  Item 17.      Brokerage Allocation and Other
                  Practices............................  Portfolio Transactions and Brokerage
  Item 18.      Capital Stock and Other Securities.....  General Information
  Item 19.      Purchase, Redemption and Pricing of
                  Securities Being Offered.............  Purchase of Shares; Redemption of
                                                         Shares; Determination of Net Asset
                                                           Value; Shareholder Services; General
                                                           Information
  Item 20.      Tax Status.............................  Dividends, Distributions and Taxes
  Item 21.      Underwriters...........................  Purchase of Shares
  Item 22.      Calculation of Performance Data........  Performance Data
  Item 23.      Financial Statements...................  Financial Statements


PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 25, 1997


                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified open-end management investment company that seeks high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objectives and policies, please see "Investment Objective and Policies" on page
12. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk. Investments on an international basis involve special considerations. See "Risk Factors and Special Considerations."

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing (SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing (SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing (SM) System" on page 3.


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 25, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                             CLASS A(a)               CLASS B(b)                CLASS C        CLASS D
                                             -----------   --------------------------------   ------------   -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)....  5.25%(c)                    None                     None        5.25%(c)
  Sales Charge Imposed on Dividend
    Reinvestments..........................  None                        None                     None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)..........  None(d)         4.0% during the first year,        1.0% for       None(d)
                                                               decreasing 1.0% annually       one year(f)
                                                                      thereafter
                                                           to 0.0% after the fourth year(e)
  Exchange Fee.............................  None                        None                     None          None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Investment Advisory Fees(g)............  0.75%                      0.75%                    0.75%          0.75%
    Rule 12b-1 Fees(h):
      Account Maintenance Fees.............  None                       0.25%                    0.25%          0.25%
      Distribution Fees....................  None                       0.75%                    0.75%          None
                                                           (Class B shares convert to Class
                                                                          D
                                                              shares automatically after
                                                            approximately eight years and
                                                                        cease
                                                            being subject to distribution
                                                                        fees)
  OTHER EXPENSES:
      Custodial Fees.......................  0.02%                      0.02%                    0.02%          0.02%
      Shareholder Servicing Costs(i).......  0.13%                      0.15%                    0.15%          0.13%
      Other................................  0.03%                      0.03%                    0.03%          0.03%
                                             -----                      -----                    -----          -----
      Total Other Expenses.................  0.18%                      0.20%                    0.20%          0.18%
                                             -----                      -----                    -----          -----
  Total Fund Operating Expenses+...........  0.93%                      1.95%                    1.95%          1.18%
                                             =====                      =====                    =====          =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 33 and "Shareholder Services -- Fee-Based Programs" -- page 44.



(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 35.



(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D
    Shares" -- page 33.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that may not be subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 44.



(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 44.



(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 44.



(g) See "Management of the Fund -- Management and Advisory Arrangements" -- page 29.



(h) See "Purchase of Shares -- Distribution Plans" -- page 38.



(i) See "Management of the Fund -- Transfer Agency Services" -- page 30.



 + For the fiscal year ended October 31, 1996, Merrill Lynch Asset Management L.P. ("MLAM" or the "Manager") voluntarily waived a portion of the management fees due from the Fund. Total Fund Operating Expenses in the Fee Table above have been restated to assume the absence of any such waiver because the Manager may discontinue or reduce such waiver of fees at any time without notice. For the fiscal year ended October 31, 1996, the Manager waived management fees totaling .07% for Class A shares, .08% for Class B shares, .07% for Class C shares and .08% for Class D shares after which the Total Fund Operating Expenses were .86% for Class A shares, 1.87% for Class B shares, 1.88% for Class C shares and 1.10% for Class D shares.

EXAMPLE:


                                                           CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                           -------------------------------------------
                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $52.50 initial sales
  charge (Class A and Class D shares only) and assuming
  (1) the Total Fund Operating Expenses for each class
  set forth on page 2, (2) a 5% annual return throughout
  the periods and (3) redemption at the end of the
  period including any applicable CDSC for Class B and
  Class C shares:
     Class A............................................    $ 61        $81        $ 101        $161
     Class B............................................    $ 60        $81        $ 105        $208*
     Class C............................................    $ 30        $61        $ 105        $227
     Class D............................................    $ 64        $88        $ 114        $188
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  the period:
     Class A............................................    $ 61        $81        $ 101        $161
     Class B............................................    $ 20        $61        $ 105        $208*
     Class C............................................    $ 20        $61        $ 105        $227
     Class D............................................    $ 64        $88        $ 114        $188


---------------

* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."



-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 5.25% initial          No            No                    No
                 sales charge(2)(3)
-------------------------------------------------------------------------------------------------
     B       CDSC for a period of four       0.25%         0.75%         B shares convert to
              years at a rate of 4.0%                                   D shares automatically
                       during                                            after approximately
             the first year decreasing                                      eight years(5)
                        1.0%
                annually to 0.0%(4)
-------------------------------------------------------------------------------------------------
     C       1.0% CDSC for one year(6)       0.25%         0.75%                  No
-------------------------------------------------------------------------------------------------
     D         Maximum 5.25% initial         0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."



                                         (Footnotes continued on following page)

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.



(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and to their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. The CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares will also convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause

Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended October 31, 1996, are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements and reflect the acquisition by the Fund of the net assets of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. ("Balanced Fund") on March 4, 1996. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


                                                                                         CLASS A
                                                            ------------------------------------------------------------------
                                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                              1996++         1995++          1994          1993         1992
                                                            ----------     ----------     ----------     --------     --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................  $    14.21     $    13.07     $    13.52     $  11.92     $  12.16
                                                            ----------     ----------     ----------     --------     --------
Investment income--net....................................         .78            .79            .60          .39          .36
Realized and unrealized gain (loss) on investments and
 foreign currency transactions--net.......................        1.59           1.04           (.31)        2.14          .89
                                                            ----------     ----------     ----------     --------     --------
Total from investment operations..........................        2.37           1.83            .29         2.53         1.25
                                                            ----------     ----------     ----------     --------     --------
Less dividends and distributions:
 Investment income--net...................................        (.98)          (.39)          (.51)        (.81)        (.89)
 Realized gain on investments--net........................        (.43)          (.30)          (.23)        (.12)        (.60)
                                                            ----------     ----------     ----------     --------     --------
Total dividends and distributions.........................       (1.41)          (.69)          (.74)        (.93)       (1.49)
                                                            ----------     ----------     ----------     --------     --------
Net asset value, end of period............................  $    15.17     $    14.21     $    13.07     $  13.52     $  11.92
                                                            ==========     ==========     ==========     ========     ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................       17.81%         14.81%          2.14%       22.61%       11.78%
                                                            ==========     ==========     ==========     ========     ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................         .86%           .90%           .89%         .93%        1.07%
                                                            ==========     ==========     ==========     ========     ========
Expenses..................................................         .93%           .90%           .89%         .93%        1.07%
                                                            ==========     ==========     ==========     ========     ========
Investment income--net....................................        5.31%          5.98%          4.60%        3.90%       10.82%
                                                            ==========     ==========     ==========     ========     ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................  $1,841,974     $1,487,805     $1,357,906     $917,806     $245,839
                                                            ==========     ==========     ==========     ========     ========
Portfolio turnover........................................       51.26%         36.78%         57.04%       50.35%       59.56%
                                                            ==========     ==========     ==========     ========     ========
Average commission rate paid##............................  $    .0048             --             --           --           --
                                                            ==========     ==========     ==========     ========     ========


                                                                                    FOR THE
                                                                                     PERIOD
                                                                                    FEB. 3,
                                                                                    1989+ TO
                                                                                    OCT. 31,
                                                             1991        1990         1989
                                                            -------     -------     --------
                                                            <C
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................  $ 10.37     $ 10.79     $ 10.00
                                                            -------     -------     -------
Investment income--net....................................      .55         .60         .45
Realized and unrealized gain (loss) on investments and
 foreign currency transactions--net.......................     2.24        (.16)        .48
                                                            -------     -------     -------
Total from investment operations..........................     2.79         .44         .93
                                                            -------     -------     -------
Less dividends and distributions:
 Investment income--net...................................     (.45)       (.66)       (.14)
 Realized gain on investments--net........................     (.55)       (.20)         --
                                                            -------     -------     -------
Total dividends and distributions.........................    (1.00)       (.86)       (.14)
                                                            -------     -------     -------
Net asset value, end of period............................  $ 12.16     $ 10.37     $ 10.79
                                                            =======     =======     =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................    28.89%      3.91%        9.34%#
                                                            =======     =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................     1.29%      1.29%        1.37%*
                                                            =======     =======     =======
Expenses..................................................     1.29%      1.29%        1.37%*
                                                            =======     =======     =======
Investment income--net....................................     8.96%      4.37%        5.31%*
                                                            =======     =======     =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................  $72,702     $49,691     $47,172
                                                            =======     =======     =======
Portfolio turnover........................................    81.21%    129.51%       88.59%
                                                            =======     =======     =======
Average commission rate paid##............................       --          --          --
                                                            =======     =======     =======


------------------------

 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
++ Based on average shares outstanding during the period.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.

   Such commissions may significantly affect the rate shown.

                                                                                                 CLASS B
                                                                       ------------------------------------------------------------
                                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                                       ------------------------------------------------------------
                                                                         1996++       1995++        1994         1993        1992
                                                                       ----------   ----------   ----------   ----------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................................. $    14.01   $    12.91   $    13.38   $    11.83   $  12.10
                                                                       ----------   ----------   ----------   ----------   --------
Investment income--net................................................        .62          .65          .46          .28        .22
Realized and unrealized gain (loss) on investments and foreign
 currency transactions--net...........................................       1.59         1.01         (.31)        2.11        .91
                                                                       ----------   ----------   ----------   ----------   --------
Total from investment operations......................................       2.21         1.66          .15         2.39       1.13
                                                                       ----------   ----------   ----------   ----------   --------
Less dividends and distributions:
 Investment income--net...............................................       (.84)        (.26)        (.39)        (.72)      (.80)
 Realized gain on investments--net....................................       (.43)        (.30)        (.23)        (.12)      (.60)
                                                                       ----------   ----------   ----------   ----------   --------
Total dividends and distributions.....................................      (1.27)        (.56)        (.62)        (.84)     (1.40)
                                                                       ----------   ----------   ----------   ----------   --------
Net asset value, end of period........................................ $    14.95   $    14.01   $    12.91   $    13.38   $  11.83
                                                                       ==========   ==========   ==========   ==========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................................      16.71%       13.54%       1.13%        21.42%     10.64%
                                                                       ==========   ==========   ==========   ==========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement........................................       1.87%        1.93%       1.91%         1.95%      2.09%
                                                                       ==========   ==========   ==========   ==========   ========
Expenses..............................................................       1.95%        1.93%       1.91%         1.95%      2.09%
                                                                       ==========   ==========   ==========   ==========   ========
Investment income--net................................................       4.29%        4.96%       3.58%         2.87%     11.95%
                                                                       ==========   ==========   ==========   ==========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............................. $8,660,279   $6,688,499   $6,457,130   $4,299,545   $958,949
                                                                       ==========   ==========   ==========   ==========   ========
Portfolio turnover....................................................      51.26%       36.78%      57.04%        50.35%     59.56%
                                                                       ==========   ==========   ==========   ==========   ========
Average commission rate paid##........................................ $    .0048           --           --           --         --
                                                                       ==========   ==========   ==========   ==========   ========


                                                                                              FOR THE
                                                                                               PERIOD
                                                                                              FEB. 3,
                                                                                              1989+ TO
                                                                                              OCT. 31,
                                                                          1991       1990       1989
                                                                        --------   --------   --------
                                                                       <
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................  $  10.33   $  10.73   $  10.00
                                                                        --------   --------   --------
Investment income--net................................................       .44        .49        .38
Realized and unrealized gain (loss) on investments and foreign
 currency transactions--net...........................................      2.22       (.16)       .47
                                                                        --------   --------   --------
Total from investment operations......................................      2.66        .33        .85
                                                                        --------   --------   --------
Less dividends and distributions:
 Investment income--net...............................................      (.34)      (.53)      (.12)
 Realized gain on investments--net....................................      (.55)      (.20)        --
                                                                        --------   --------   --------
Total dividends and distributions.....................................      (.89)      (.73)      (.12)
                                                                        --------   --------   --------
Net asset value, end of period........................................  $  12.10   $  10.33   $  10.73
                                                                        ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................................     27.48%      2.93%      8.50%#
                                                                        ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement........................................      2.31%      2.31%      2.40%*
                                                                        ========   ========   ========
Expenses..............................................................      2.31%      2.31%      2.40%*
                                                                        ========   ========   ========
Investment income--net................................................      7.98%      3.35%      4.29%*
                                                                        ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................  $161,328   $115,682   $113,649
                                                                        ========   ========   ========
Portfolio turnover....................................................     81.21%    129.51%     88.59%
                                                                        ========   ========   ========
Average commission rate paid##........................................        --         --         --
                                                                        ========   ========   ========


------------------------

 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
++ Based on average shares outstanding during the period.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.

   Such commissions may significantly affect the rate shown.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                                                       CLASS C
                                                                                            ------------------------------
                                                                                                                  FOR THE
                                                                                                                   PERIOD
                                                                                            FOR THE YEAR ENDED    OCT. 21,
                                                                                                 OCT. 31,         1994+ TO
                                                                                            -------------------   OCT. 31,
                                                                                             1996++     1995++      1994
                                                                                            --------   --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................    $  13.94   $ 12.91    $ 12.91
                                                                                            ---------- ---------- ----------
Investment income--net..................................................................         .61       .64        .01
Realized and unrealized gain (loss) on investments and foreign currency
 transactions--net......................................................................        1.58      1.02      (.01)
                                                                                            ---------- ---------- ----------
Total from investment operations........................................................        2.19      1.66         --
                                                                                            ---------- ---------- ----------
Less dividends and distributions:
 Investment income--net.................................................................        (.87)     (.33)        --
 Realized gain on investments--net......................................................        (.43)     (.30)        --
                                                                                            ---------- ---------- ----------
Total dividends and distributions.......................................................       (1.30)     (.63)        --
                                                                                            ---------- ---------- ----------
Net asset value, end of period..........................................................    $  14.83   $ 13.94    $ 12.91
                                                                                            ========== ========== ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................................................       16.68%    13.58%       .00%#
                                                                                            ========== ========== ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reinbursement..........................................................        1.88%     1.95%      2.44%*
                                                                                            ========== ========== ==========
Expenses................................................................................        1.95%     1.95%      2.44%*
                                                                                            ========== ========== ==========
Investment income--net..................................................................        4.24%     4.80%      3.71%*
                                                                                            ========== ========== ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................................................    $385,753   $102,361   $ 7,347
                                                                                            ========== ========== ==========
Portfolio turnover......................................................................       51.26%    36.78%     57.04%
                                                                                            ========== ========== ==========
Average commission rate paid##..........................................................    $  .0048        --         --
                                                                                            ========== ========== ==========


                                                                                                      CLASS D
                                                                                          --------------------------------
                                                                                                                  FOR THE
                                                                                                                   PERIOD
                                                                                           FOR THE YEAR ENDED     OCT. 21,
                                                                                                OCT. 31,          1994+ TO
                                                                                          ---------------------   OCT. 31,
                                                                                            1996++      1995++      1994
                                                                                          ----------   --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................  $    14.19   $ 13.08    $ 13.07
                                                                                          ----------   --------   --------
Investment income--net..................................................................         .77       .77        .01
Realized and unrealized gain (loss) on investments and foreign currency
 transactions--net......................................................................        1.57      1.01         --
                                                                                          ----------   --------   --------
Total from investment operations........................................................        2.34      1.78        .01
                                                                                          ----------   --------   --------
Less dividends and distributions:
 Investment income--net.................................................................        (.95)     (.37)        --
 Realized gain on investments--net......................................................        (.43)     (.30)        --
                                                                                          ----------   --------   --------
Total dividends and distributions.......................................................       (1.38)     (.67)        --
                                                                                          ----------   --------   --------
Net asset value, end of period..........................................................  $    15.15   $ 14.19    $ 13.08
                                                                                          ==========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................................................       17.59%    14.43%       .08% #
                                                                                          ==========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reinbursement..........................................................        1.10%     1.16%      1.69% *
                                                                                          ==========   ========   ========
Expenses................................................................................        1.18%     1.16%      1.69% *
                                                                                          ==========   ========   ========
Investment income--net..................................................................        5.04%     5.63%      4.46% *
                                                                                          ==========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................................................  $1,044,136   $256,525   $ 4,968
                                                                                          ==========   ========   ========
Portfolio turnover......................................................................       51.26%    36.78%     57.04%
                                                                                          ==========   ========   ========
Average commission rate paid##..........................................................  $    .0048        --         --
                                                                                          ==========   ========   ========


------------------------

 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
++ Based on average shares outstanding during the period.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such commissions may significantly affect the rate shown.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


     As a global fund, the Fund may invest in U.S. and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations. See "Additional Information -- Taxes." Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. For example, there may be no provisions under certain foreign laws comparable to insider trading and similar investor protection provisions of the securities laws that apply with respect to securities transactions consummated in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.


     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the securities markets, interest rates and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures."



     The Fund has not established any rating criteria for the fixed income securities in which it may invest. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Service ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality (such lower rated and unrated securities are referred to herein as "high yield/high risk securities") are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund's Board of Directors has adopted a policy limiting the Fund's investment in such high yield/high risk securities to 35% of the Fund's total assets. Within this 35% limitation, the Fund generally will not invest more than 5% of its total assets in high yield/high risk securities, including Corporate Loans (as defined below), which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest at the time of acquisition by the Fund. Such securities are speculative and involve significant risk. See "Investment Objective and Policies."


     The net asset value of the Fund's shares, to the extent the Fund invests in fixed income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.


     As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended. See "Additional Information -- Taxes."


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures" below.


     The Fund will invest in a portfolio of U.S. and foreign equity, debt and money market securities. The composition of the portfolio among these securities and markets will be varied from time to time by the Manager, in response to changing market and economic trends. This fully managed investment approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Fund may emphasize investments in equity securities in anticipation of significant advances in stock markets and at times may emphasize debt securities in anticipation of significant declines in interest rates. Similarly, the Fund may emphasize foreign markets in its security selection when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities. The Fund may invest in individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short-term interest rates.


     In determining the allocation of assets among capital markets, the Manager will consider, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among equity, debt and money market securities within each market, the Manager also will consider the relative opportunity for capital appreciation of equity and debt securities, dividend yields, and the level of interest rates paid on debt securities of various maturities.

     In selecting securities denominated in foreign currencies, the Manager will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Manager may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. See "Portfolio Strategies Involving Options and Futures" below.

     While there are no prescribed limits on the geographical allocation of the Fund's assets, the Manager anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in North and South America, Western Europe and the Far East. In addition, the Manager anticipates that a portion of the Fund's assets normally will be invested in the U.S. securities markets and the other major capital markets. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. However, the Fund reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when the Manager believes market conditions warrant such investment.

     Similarly, there are no prescribed limits on the allocation of the Fund's assets among equity, debt and money market securities. Therefore, at any given time, the Fund's assets may be primarily invested in equity, debt or money market securities or in any combination thereof. However, the Manager anticipates that the Fund's portfolio generally will include both equity and debt securities.

EQUITY SECURITIES

     Within the portion of the Fund's portfolio allocated to equity securities, the Manager will seek to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments. The Fund generally will seek to invest in securities the Manager believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages. The Fund may also consider as undervalued, securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets. Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

     There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments. For example, the value of precious metals can be expected to benefit from such factors as rising inflationary pressures or other economic, political or financial uncertainty or instability. Real estate values, which are influenced by a variety of economic, financial and local factors, tend to be cyclical in nature. During periods when the Manager believes that conditions favor a particular real asset as compared to other investment opportunities, the Fund may emphasize investments related to that asset such as investments in precious metal-related securities or real estate-related securities as described below. The Fund may invest up to 25% of its total assets in any particular industry sector.


     Precious Metal-Related Securities. Precious metal-related securities are equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and asset-based securities indexed to the value of such metals. Based on historical experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies. Asset-based securities are debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metal such as gold bullion. The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by S&P or

Baa or better by Moody's or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. Securities rated BBB by S&P or Baa by Moody's, while considered "investment grade", have certain speculative characteristics. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer.


     Real Estate-Related Securities. The real estate-related securities which will be emphasized are equity and convertible debt securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities may be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulation (such as zoning and environmental laws) and changes in tax laws; (ii) operating costs; (iii) the location and the attractiveness of the properties; (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions); and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.


     Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities or a precious or industrial metal. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such securities, it will be subject to the risks associated with changes in the applicable index or indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular country.


     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

DEBT SECURITIES

     The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign entities. Such securities may include mortgage-backed securities issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank").

     U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the U.S.; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

     In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Manager. The Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

     The Fund is authorized to invest in debt securities of governmental issuers and of corporate issuers, including convertible debt securities, rated BBB or better by S&P or Baa or better by Moody's or which, in the Manager's judgment, possess similar credit characteristics ("investment grade bonds"). Debt securities ranked in the fourth highest rating category, while considered "investment grade", have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest rating categories. The Manager considers the ratings assigned by S&P and Moody's as one of several factors in its independent credit analysis of issuers.


     The Fund is also authorized to invest a portion of its debt portfolio in fixed income securities of governmental issuers and of corporate issuers rated below investment grade by a nationally recognized rating agency or in unrated securities which, in the Manager's judgment, possess similar credit characteristics. The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or S&P, respectively. Investment in high yield/high risk securities (which are sometimes referred to as "junk" bonds) involves substantial risk. Investments in high yield/high risk securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by S&P or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield/high risk securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for S&P or Ca or lower for Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. See the Statement of Additional Information for additional information regarding high yield/high risk securities. Although the Fund may invest in preferred stock rated below investment grade, an investment in an equity security such as preferred stock is not subject to the above noted percentage restriction applicable to the Fund's investments in non-investment grade debt securities.



     High yield/high risk securities may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield/high risk securities frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield/high risk securities will be satisfied only after satisfaction of the claims of senior securityholders.



     High yield/high risk securities tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of high yield/high risk securities than on higher rated fixed income securities. Like higher rated fixed income securities, high yield/high risk securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield/high risk securities market which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its high yield/high risk securities to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.



     Within the 35% limitation described above with respect to investment in high yield/high risk securities, the Fund may purchase in the secondary market senior collateralized loans and senior unsecured loans made by banks or other financial institutions (the "Corporate Loans"). The Corporate Loans in which the Fund invests primarily consist of direct obligations of U.S. or non-U.S. corporations undertaken to finance the growth of that corporation's business or to finance a capital restructuring. The Fund may invest in a Corporate Loan by, among other means, acquiring participations in, assignments of or novations of a Corporate Loan in the secondary market. Certain of the Corporate Loans in which the Fund may invest are subject to many of the risks associated with high yield/high risk securities described above.



     The Fund from time to time may invest, within the 35% investment limitation described above, in high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund ("Distressed Securities"). The Fund generally will not invest more than 5% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk. Generally, the Fund expects to make such investments when the Manager believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a plan of reorganization, such as the rescheduling or other restructuring of debt by a corporate or government issuer. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investments in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Fund may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.



     The table below shows the average monthly dollar-weighted market value, by S&P rating category, of the bonds held by the Fund for the year ended December 31, 1996:



                                                                        PERCENT OF
                                     RATING                            TOTAL ASSETS
            ---------------------------------------------------------  ------------
            AAA......................................................      12.42%
            AA.......................................................        .46%
            A........................................................        .50%
            BBB......................................................       1.32%
            BB.......................................................      10.34%
            B........................................................       6.67%
            CCC......................................................        .98%
            CC.......................................................         --%
            C........................................................        .01%
            D........................................................        .17%
            Not Rated*...............................................       8.97%
                                                                           -----
                                                                           41.84%
                                                                           =====


---------------


* Bonds which are not rated by S&P or which are sovereign bonds in which the sovereign entity was not rated by S&P. Such bonds may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Manager believes that .17% are of comparable quality to bonds rated AAA, .37% are of comparable quality to bonds rated AA, .91% are of comparable quality to bonds rated A, 1.79% are of comparable quality to bonds rated BBB, 2.26% are of comparable quality to bonds rated BB, 2.97% are of comparable quality to bonds rated B and .50% are of comparable quality to bonds rated CCC. This determination is based on the Manager's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.

     The percentages on page 18 reflect the average monthly dollar-weighted market value for the year ended December 31, 1996. The rating composition of the portfolio will change over time. See the Appendix to the Statement of Additional Information for a description of the ratings.


     The average maturity of the Fund's portfolio of debt securities will vary based on the Manager's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

MONEY MARKET SECURITIES

     Money market securities in which the Fund may invest consist of short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by S&P or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least one billion dollars. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES


     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse effects from movements in interest rates or in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" further below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities and
(ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or in the equity, debt and currency markets occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.


     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     The Fund also may write (i.e., sell) put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.



     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost (premium paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



     Stock or Other Financial Index Options and Futures and Financial
Futures. The Fund is authorized to engage in transactions in stock or other financial index options and futures and financial futures (including futures on government bonds), and related options on such futures. The Fund may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock or bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that, on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Fund may invest in stock or other financial index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.



     The Fund may also purchase and sell stock or other financial index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".


     The Fund is authorized to sell financial futures contracts in anticipation of an increase in the general level of interest rates or in anticipation of an increase in interest rates in a particular market. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.



     The Fund is also authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not invested or fully invested in any particular securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.



     The Fund has authority to purchase and write call and put options on futures contracts (including financial futures) and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund also has authority to engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level the Manager anticipates.


     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "spreads" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.


     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.


     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool", as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.


     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.


     Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.



     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts.


     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.


     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES


     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional
Information -- Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be the obligations of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.



     Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.



     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.



     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.


     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


     Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions that
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.


     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


     Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation.


     Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian high quality liquid fixed income instruments or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.


     Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 10% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets (taken at market value). The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.



     As a non-fundamental policy, the Fund will not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that foreign securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for these determinations.


     Portfolio Turnover. While it is the policy of the Fund generally not to engage in trading for short-term gains, the Manager and Merrill Lynch Asset Management U.K. Limited, the Fund's sub-adviser ("MLAM U.K."), will effect portfolio transactions without regard to holding period if, in their judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of securities held for less than three months. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; and Director of the Distributor.


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Dean Emeritus, New York University Leonard N. Stern School of Business Administration.


     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential Insurance Company of America.
---------------

* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the manager for more than 130 registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutions. As of January 31, 1997, the Manager and FAM had a total of approximately $239.8 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.

     The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.


     The Management Agreement provides that the Fund will pay the Manager a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager has agreed to waive a portion of its management fee payable by the Fund so that such fee shall be equal to 0.75% of that portion of the average daily net assets which does not exceed $2.5 billion; 0.70% of that portion of the average daily net assets which exceeds $2.5 billion but does not exceed $5.0 billion; 0.65% of that portion of the average daily net assets which exceeds $5.0 billion but does not exceed $7.5 billion; 0.625% of that portion of the average daily net assets which exceeds $7.5 billion but does not exceed $10 billion; and 0.60% of that portion of the average daily net assets which exceeds $10 billion. For the fiscal year ended October 31, 1996, the Fund paid the Manager a fee at the effective rate of 0.68% of average daily net assets. This fee is higher than that of most mutual funds, but management of the Fund believes this fee, which is typical for a global fund, is justified by the additional investment research and analysis required in connection with investing globally. For the fiscal year ended October 31, 1996, the Manager earned a fee of $78,610,213 (based on average net assets of approximately $10.5 billion), of which $7,667,135 was voluntarily waived. Also, the Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the fiscal year ended October 31, 1996, the fee paid by the Manager to MLAM U.K. pursuant to such agreement aggregated $9,422,273. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Bryan N. Ison, Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Ison has been a Portfolio Manager of the Manager since 1984 and a Vice President of the Manager since 1985. Mr. Ison has been primarily responsible for the day-to-day management of the Fund's investment portfolio since it commenced operations.



     The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, registration fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended October 31, 1996, the Fund reimbursed the Manager $600,636 for such accounting services. For the fiscal year ended October 31, 1996, the ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was 0.93%, 1.95%, 1.95% and 1.18%, respectively.


CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1996, the Fund paid $14,771,388 to the Transfer Agent pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."


     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A      Maximum 5.25% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B       CDSC for a period of four       0.25%         0.75%           B shares convert
              years, at a rate of 4.0%                                to D shares automatically
               during the first year,                                    after approximately
            decreasing 1.0% annually to                                     eight years(5)
                      0.0%(4)
-------------------------------------------------------------------------------------------------
     C       1.0% CDSC for one year(6)       0.25%         0.75%                  No
-------------------------------------------------------------------------------------------------
     D      Maximum 5.25% initial sales      0.25%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.


(4) The CDSC may be modified in connection with certain fee-based programs.


                                         (Footnotes continued on following page)

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                                                DISCOUNT TO
                                             SALES LOAD AS            SALES LOAD AS           SELECTED DEALERS
                                             PERCENTAGE OF           PERCENTAGE* OF           AS PERCENTAGE OF
           AMOUNT OF PURCHASE                OFFERING PRICE      THE NET AMOUNT INVESTED     THE OFFERING PRICE
----------------------------------------    ----------------     -----------------------     ------------------
Less than $25,000.......................          5.25%                    5.54%                    5.00%
$25,000 but less than $50,000...........          4.75                     4.99                     4.50
$50,000 but less than $100,000..........          4.00                     4.17                     3.75
$100,000 but less than $250,000.........          3.00                     3.09                     2.75
$250,000 but less than $1,000,000.......          2.00                     2.04                     1.80
$1,000,000 and over**...................          0.00                     0.00                     0.00

---------------

 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. For the fiscal year ended October 31, 1996, the Fund sold 26,663,921 Class A shares for aggregate net proceeds of $385,379,581. The gross sales charges for the sale of Class A shares of the Fund for that year were $1,093,106, of which $76,760 and $1,016,346 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1996, the Distributor received CDSCs of $19,080 with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver, all of which were paid to Merrill Lynch. For the fiscal year ended October 31, 1996, the Fund sold 20,921,971 Class D shares for aggregate net proceeds of $291,938,712. The gross sales charges for the sale of Class D shares of the Fund for that year were $3,654,846, of which $241,734 and $3,413,112 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1996, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."



     Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts(SM) available through qualified employers which provide such plans. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                              CLASS B CDSC
                                                                            AS A PERCENTAGE
                               YEAR SINCE PURCHASE                          OF DOLLAR AMOUNT
                                  PAYMENT MADE                             SUBJECT TO CHARGE
        -----------------------------------------------------------------  ------------------
        0-1..............................................................         4.00%
        1-2..............................................................         3.00
        2-3..............................................................         2.00
        3-4..............................................................         1.00
        4 and thereafter.................................................         0.00


For the fiscal year ended October 31, 1996, the Distributor received CDSCs of $8,468,220 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional

Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."



     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. No Class C CDSC will be assessed in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs." For the fiscal year ended October 31, 1996, the Distributor received CDSCs of $117,278 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.


     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended October 31, 1996, the Fund paid the Distributor $78,009,323 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $7.8 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1996, the Fund paid the Distributor $2,485,555 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $248.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1996, the Fund paid the Distributor $1,852,841 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $740.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.


     As of December 31, 1995, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $40,298,000 (.56% of Class B net assets at that date). As of October 31, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $248,344,734 (2.87% of Class B net assets at that date). Similar fully allocated accrual data for Class C shares is not presented because such revenues and expenses for the period October 21, 1994 (commencement of operations) to December 31, 1995 are de minimis. As of October 31, 1996, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $1,715,166 (.44% of Class C net assets at that date). The foregoing includes the operations of Balanced Fund, which the Fund acquired effective March 4, 1996.



     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The redemption request requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the

Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.



     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.



     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.


REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT



     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.



EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.


     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.



SYSTEMATIC WITHDRAWAL PLANS



     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.



AUTOMATIC INVESTMENT PLAN



     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such

Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B or Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value" below. Dividends and distributions will be reinvested automatically in shares of the Fund, at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.



     Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, thereby reducing each shareholder's tax basis in his Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received such a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information -- Taxes". If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually.


     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.


     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect cash payment. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of any portfolio or received in cash.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded in both the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, will be stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.



     Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Manager and for which the Manager can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Manager by calculating the mean of the bid and asked prices for such Corporate Loans provided by each of two dealers, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices provided by the dealer. In the event no quotes are available, such Corporate Loan will be valued by a Pricing Committee of the Board of Directors.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on June 9, 1988. As of the date of this Prospectus, it has an authorized capital of 2,900,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, of which Class A consists of 300,000,000 shares, Class B consists of 1,500,000,000 shares, Class C consists of 200,000,000 shares, and Class D consists of 900,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.



     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights disclosed in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except, as noted above, Class B, Class C and Class D shares bear certain additional expenses.



     On March 4, 1996, the Fund acquired substantially all of the assets of Balanced Fund and assumed substantially all of the liabilities of Balanced Fund, in exchange solely for an equal aggregate value of shares of the Fund, which shares were subsequently distributed to shareholders of Balanced Fund in liquidation of Balanced Fund.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                         Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45289
                         Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                      (This page intentionally left blank)

   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING (800) 637-3766.
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

  I, BEING OF LEGAL AGE, WISH TO PURCHASE: (CHOOSE ONE)

              [ ] Class A shares   [ ] Class B shares   [ ] Class C shares   [ ]
              Class D shares

of Merrill Lynch Global Allocation Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)

1. ...................................  4. .....................................

2. ...................................  5. .....................................

3. ...................................  6. .....................................

Name............................................................................
    First Name         Initial                               Last Name

Name of Co-Owner (if any).......................................................
                First Name            Initial                               Last
                         Name

Address.......................................   Date...........................
                                            (Zip Code)

Occupation.......................     Name and Address of Employer..............

 .......................................   ......................................
          Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:   [ ]      Cash                                 ONE:   [ ]      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [ ] Check
or   [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Allocation Fund, Inc. Authorization Form.

Specify type of account (check one): [ ] checking [ ] savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number ................................................... Account
Number..........................................................................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor ......................................................
Date............................................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
--------------------------------------------------------------------------------

     MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. -- AUTHORIZATION FORM (PART
                               1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number


   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional
Information -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.



   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.


 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                                      ......................,
                                                                                                             19 . . . .
Dear Sir/Madam:                                                                                   Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Allocation Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

       [ ] $25,000     [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ]
       $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Allocation Fund, Inc. held as security.


By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)


   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................
Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

---                      Branch Office, Address, Stamp
---

=

=
===

This form when completed should be mailed to:

    Merrill Lynch Global Allocation Fund, Inc.
    c/o Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.


 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name
---------                     ---------------

---------                     ---------------
Dealer's Customer Account No.

   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION
                                                                            ------------------------------------

Name of Owner........................................................
                                                                            ------------------------------------
                                                                                       Social Security No.
                                                                                 or Taxpayer Identification No.
Name of Co-Owner (if any)............................................

Address.............................................................

 ....................................................................       Account Number........................
                                                                            (if existing account)


Name of Owner......................................................

Name of Co-Owner (if any)...........................................
Address.............................................................
 ....................................................................



--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in Merrill Lynch Global Allocation Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ________________ (month), or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $________ or [ ] ____% of the current value of [ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address.........................................................................

          ......................................................................

     Signature of Owner
  ..............................................................................
       Date.....................................................................

     Signature of Co-Owner (if any).............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND IF NECESSARY DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

 ................................................................................

Signature of Depositor
 ..............................................................................
Date............................................................................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. -- AUTHORIZATION FORM (PART
                               2) -- (CONTINUED)

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)
             [ ] Class A shares          [ ] Class B shares          [ ] Class C
shares          [ ] Class D shares


of Merrill Lynch Global Allocation Fund, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global Allocation Fund, Inc. as indicated below:

   Amount of each ACH debit $...................................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month beginning


 ............... or as soon thereafter as possible.

    (month)


   I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)
                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City............................................ State .......... Zip ..........
   As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor

  Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL


                                Brown & Wood LLP

                             One World Trade Center
                         New York, New York 10048-0557

------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                             ---------------------

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Fee Table.................................    2
Merrill Lynch Select Pricing(SM) System...    3
Financial Highlights......................    8
Risk Factors and Special Considerations...   11
Investment Objective and Policies.........   12
  Equity Securities.......................   14
  Debt Securities.........................   15
  Money Market Securities.................   19
  Portfolio Strategies Involving Options
    and Futures...........................   19
  Other Investment Policies and
    Practices.............................   24
Management of the Fund....................   28
  Board of Directors......................   28
  Management and Advisory Arrangements....   29
  Code of Ethics..........................   30
  Transfer Agency Services................   30
Purchase of Shares........................   31
  Initial Sales Charge Alternatives --
    Class A and Class D Shares............   33
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares............   35
  Distribution Plans......................   38
  Limitations on the Payment of Deferred
    Sales Charges.........................   40
Redemption of Shares......................   40
  Redemption..............................   40
  Repurchase..............................   41
  Reinstatement Privilege --
    Class A and Class D Shares............   41
Shareholder Services......................   42
  Investment Account......................   42
  Exchange Privilege......................   42
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions...........   44
  Systematic Withdrawal Plans.............   44
  Automatic Investment Plan...............   44
  Fee-Based Programs......................   44
Performance Data..........................   45
Additional Information....................   46
  Dividends and Distributions.............   46
  Determination of Net Asset Value........   47
  Taxes...................................   48
  Organization of the Fund................   50
  Shareholder Reports.....................   51
  Shareholder Inquiries...................   51
Authorization Form........................   53



                                                               Code # 10810-0297


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          GLOBAL ALLOCATION
          FUND, INC.


          PROSPECTUS                                            [MLYNCH COMPASS]

          February 25, 1997
          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.
          This prospectus should be
          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------


     Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified open-end management investment company that seeks high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.


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     Pursuant to the Merrill Lynch Select Pricing (SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

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     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 25, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


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                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

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   The date of this Statement of Additional Information is February 25, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rates for the fiscal years ended October 31, 1995 and 1996 were 36.78% and 51.26%, respectively. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months.


     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares". Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

PRECIOUS METAL-RELATED SECURITIES

     The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the value of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The prices of precious metals and of the securities of precious metal-related companies historically have been subject to high volatility. In addition, the earnings of precious metal-related companies may be adversely affected by volatile metals prices which may adversely affect the financial condition of such companies.

     The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and

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

economic considerations rather than to market forces. Economic, social and political developments within South Africa may significantly affect South African gold production.

     The Fund may invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as "asset-based securities". The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or at the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

REAL ESTATE-RELATED SECURITIES

     The real estate-related securities which will be emphasized by the Fund are equity securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities will be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulations (such as zoning and environmental laws) and changes in tax laws, (ii) operating costs, (iii) the location and the attractiveness of the properties, (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions) and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES


     Reference is made to the discussion under the caption "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse effects from movements in interest rates or in the


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

equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Fund may utilize.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer would realize a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer would realize a gain or loss from the sale of the underlying security.



     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.


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


     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange ("NYSE"), Philadelphia Stock Exchange and Pacific Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


     The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.


     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost (premium paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



     Stock or Other Financial Index Options and Futures and Financial
Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock or other financial index options and futures and financial futures (including futures on government bonds), and related options on such futures. Set forth below is further information concerning futures transactions.


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

     A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total

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

assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract, or in a demonstrably correlated currency, having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.


     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.


     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

     Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only

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


if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case that dealer's price is used. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.


     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code") . See "Dividends, Distributions and Taxes -- Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities which it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.



     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreement only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.


     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.


     Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.


     High Yield/High Risk Securities. The Fund is authorized to invest a portion of its debt portfolio in fixed income securities rated below investment grade by a nationally recognized statistical rating agency or in unrated debt securities which, in the Manager's judgment, possess similar credit characteristics ("high yield/high risk securities"). Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in debt obligations rated below Baa or BBB by Moody's or S&P, respectively. Within this 35% limitation, the Fund may purchase in the secondary market senior collateralized loans and senior unsecured loans made by banks or other financial institutions (the "Corporate Loans"). In addition, within this limitation, the Fund generally will not invest more than 5% of its total assets in high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest at the time of acquisition by the Fund.


     High yield bonds frequently have call or redemption features which would permit issuers to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.


     The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield/high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.



     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield bonds are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.


     Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.


          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. [The Fund does intend to engage, from time to time, in short sales against the box and in short sales which are covered by securities immediately convertible or exchangeable into the security which is being sold short.]



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund would be prohibited from engaging in certain portfolio transactions with the Manager or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firm or any of its affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND
DIRECTORS AND OFFICERS


     Information about the Directors and executive officers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (64) -- President and Director(1)(2) -- President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     DONALD CECIL (70) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (70) -- Director(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970, and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (65) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST (59) -- Director(2) -- Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).



     EDWARD D. ZINBARG (62) -- Director(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (56) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (63) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1982.

     BRYAN N. ISON (41) -- Vice President(1) -- Vice President of the Manager since 1985; Portfolio Manager since 1984.



     DONALD C. BURKE (36) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Manager since 1990.



     GERALD M. RICHARD (47) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.



     JAMES W. HARSHAW, III (38) -- Secretary(1)(2) -- Attorney associated with the Manager since 1994; associate at Sullivan & Cromwell from 1990 to 1994; judicial clerk for the United States Court of Appeals for the Third Circuit from 1989 to 1990.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.


     At January 31, 1997, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS


     The Fund pays each Director not affiliated with the Manager (each a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended October 31, 1996, fees and expenses paid to the non-affiliated Directors aggregated $38,593.



     The following table sets forth for the fiscal year ended October 31, 1996, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors.



                                                                    PENSION OR            AGGREGATE
                                                                    RETIREMENT          COMPENSATION
                                                                     BENEFITS        FROM FUND AND OTHER
                                                                    ACCRUED AS            MLAM/FAM
                    NAME OF                      COMPENSATION     PART OF FUND'S     ADVISED FUNDS PAID
                   DIRECTOR                       FROM FUND          EXPENSES          TO DIRECTORS(1)
-----------------------------------------------  ------------     --------------     -------------------
Donald Cecil...................................     $8,500             None               $ 268,933
Edward H. Meyer................................     $6,500             None               $ 227,933
Charles C. Reilly..............................     $7,500             None               $ 293,833
Richard R. West................................     $7,500             None               $ 269,833
Edward D. Zinbarg..............................     $7,500             None               $ 127,833



                                                (footnote on the following page)

---------------


(1) The Directors serve on the boards of MLAM/FAM Advised funds as follows: Mr. Cecil (36 registered investment companies consisting of 36 portfolios); Mr. Meyer (36 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Management Agreement provides that the Manager is entitled to receive for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager has agreed to waive a portion of its management fee payable by the Fund so that such fee is equal to 0.75% of that portion of the average daily net assets which does not exceed $2.5 billion; 0.70% of that portion of the average daily net assets which exceeds $2.5 billion but does not exceed $5.0 billion; 0.65% of that portion of the average daily net assets which exceeds $5.0 billion but does not exceed $7.5 billion; 0.625% of that portion of the average daily net assets which exceeds $7.5 billion but does not exceed $10 billion; and 0.60% of that portion of the average daily net assets which exceeds $10 billion. For the fiscal year ended October 31, 1996, the Fund paid the Manager a fee at the effective rate of 0.68% of average daily net assets. For the fiscal years ended October 31, 1994, 1995 and 1996 the total management fees paid by the Fund to the Manager aggregated $49,037,363, $55,558,045 and $70,943,078 (after giving effect to the Manager's voluntary waiver of fees), respectively.



     The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the fiscal years ended October 31, 1994, 1995 and 1996, the fees paid by MLAM to MLAM U.K. pursuant to such arrangement aggregated $6,509,464, $7,391,028 and $9,422,273, respectively.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal years ended October 31, 1994, 1995 and 1996, the amount of such reimbursement was $570,246, $611,736 and $600,636, respectively. As required by the Fund's distribution agreements, the Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of
Shares -- Distribution Plans."


     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement and the sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager, or its affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. For the period October 21, 1994 (commencement of operations) to October 31, 1994 and for the fiscal years ended October 31, 1995 and 1996, the Fund sold its Class D shares through the Distributor and Merrill Lynch as a dealer. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1994, were $10,514,692, of which the Distributor received $623,860 and Merrill Lynch received $9,890,832. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1995, were $864,640, of which the Distributor received $52,270 and Merrill Lynch received $812,370. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1996, were $1,093,106, of which the Distributor received $76,760 and Merrill Lynch received $1,016,346. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to October 31, 1994 were $95,875, of which the Distributor received $5,131 and Merrill Lynch received $90,744. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1995, were $1,466,978, of which the Distributor received $89,085 and Merrill Lynch received $1,377,893. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1996, were $3,654,846, of which the Distributor received $241,734 and Merrill Lynch received $3,413,112.



     For the fiscal year ended October 31, 1994, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $16,611, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1996 the Distributor received CDSCs of $19,080, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the period October 21, 1994 (commencement of operations) to October 31, 1994, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $77, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1996 the Distributor received no CDSC's with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Fund by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for the above quantity discounts only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employees or plan bearing the expense of any payroll deduction plan.


     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or Contingent Deferred Sales Charge (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through qualified employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500 except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-backed sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of October 31, 1996, with respect to Class B and Class C shares, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the periods indicated.



                                                              DATA CALCULATED AS OF OCTOBER 31, 1996(1)
                                    ---------------------------------------------------------------------------------------------
                                                                           (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                  ALLOWABLE   ALLOWABLE                    AMOUNTS                      FEE AT
                                     ELIGIBLE     AGGREGATE    INTEREST     MAXIMUM       PREVIOUSLY     AGGREGATE     CURRENT
                                       GROSS        SALES     ON UNPAID      AMOUNT        PAID TO        UNPAID      NET ASSET
                                     SALES(2)      CHARGES    BALANCE(3)    PAYABLE     DISTRIBUTOR(4)    BALANCE      LEVEL(5)
                                    -----------   ---------   ----------   ----------   --------------   ---------   ------------
CLASS B SHARES, FOR THE PERIOD
  FEBRUARY 3, 1989 (COMMENCEMENT
  OF OPERATIONS) TO OCTOBER 31,
  1996:
Under NASD Rule As Adopted........  $11,560,377   $722,524     $282,758    $1,005,282      $354,541      $650,741      $ 64,952
Under Distributor's Voluntary
  Waiver..........................  $11,560,377   $722,524     $ 57,801    $  780,325      $354,541      $425,784      $ 64,952
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT
  OF OPERATIONS) TO OCTOBER 31,
  1996:
Under NASD Rule As Adopted........  $   370,872   $ 23,179     $  1,679    $   24,858      $  2,418      $ 22,440      $  2,893


---------------


(1) Includes information for Merrill Lynch Balanced Fund for Investment and Retirement, Inc. ("Balanced Fund") for the periods indicated. Effective March 4, 1996, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of Balanced Fund.



(2) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.



(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.



(4) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.


                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.


DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC, under most circumstances, the charge is waived (i) on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or (ii) on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended October 31, 1994, 1995 and 1996, the Distributor received CDSCs of $6,842,598, $14,179,047 and $8,468,220, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to October 31, 1994, the Distributor received no CDSCs with respect to redemptions of Class C shares. For the fiscal years ended October 31, 1995 and 1996, the Distributor received CDSCs of $32,676 and $117,278, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint (SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The
Blueprint (SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Employee Access Accounts (SM). The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts (SM) available through employers that provide eligible 401(k) plans. The minimum initial purchase for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices -- Portfolio Transactions" in the Prospectus.


     Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.



     For the fiscal year ended October 31, 1994, the Fund paid total brokerage commissions of $4,792,669, of which $335,953 or 7.0% was paid to Merrill Lynch for effecting 8.1% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $2,708,489, of which $157,708 or 5.82% was paid to Merrill Lynch for effecting 5.66% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1996, the Fund paid total brokerage commissions of $4,122,526, of which $197,361 or 4.79% was paid to Merrill Lynch for effecting 3.76% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.



     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.


     The Fund may invest in certain securities traded in the OTC market and intends, where possible, to deal directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies -- Investment Restrictions."


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     As a non-fundamental restriction, the Fund will not purchase or retain the securities of any issuer, if those individual officers and Directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than five percent of the securities of such issuer.


     The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.



     Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Manager and for which the Manager can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Manager by calculating the mean of the last available bid and asked prices for such Corporate Loans provided by each of two dealers, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the bid and asked prices provided by the dealer. In the event no quotes are available, such Corporate Loan will be valued by a Pricing Committee of the Board of Directors.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.


     Shareholders considering transferring their Class A shares or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint(SM) no minimum charge to the investors' bank account is required. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.


     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in

Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill

Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.



     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of that Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.



     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.



     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the taxable year. See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and

Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to Class D shares. See "Determination of Net Asset Value."


TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as previously described. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS.

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS.

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.
                             ---------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.


     Set forth in the tables below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.



                  CLASS A SHARES                CLASS B SHARES                CLASS C SHARES                CLASS D SHARES
            ---------------------------   ---------------------------   ---------------------------   ---------------------------
                             REDEEMABLE                    REDEEMABLE                    REDEEMABLE                    REDEEMABLE
                             VALUE OF A                    VALUE OF A                    VALUE OF A                    VALUE OF A
            EXPRESSED AS A   HYPOTHETICAL EXPRESSED AS A   HYPOTHETICAL EXPRESSED AS A   HYPOTHETICAL EXPRESSED AS A   HYPOTHETICAL
              PERCENTAGE       $1,000       PERCENTAGE       $1,000       PERCENTAGE       $1,000       PERCENTAGE       $1,000
              BASED ON A     INVESTMENT     BASED ON A     INVESTMENT     BASED ON A     INVESTMENT     BASED ON A     INVESTMENT
             HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END
                $1,000           OF           $1,000           OF           $1,000           OF           $1,000           OF
  PERIOD      INVESTMENT     THE PERIOD     INVESTMENT     THE PERIOD     INVESTMENT     THE PERIOD     INVESTMENT     THE PERIOD
----------  --------------   ----------   --------------   ----------   --------------   ----------   --------------   ----------
                                                         AVERAGE ANNUAL TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year
  Ended
  October
  31,
  1996....       11.62%      $1,116.20         12.71%      $1,127.10         15.68%      $1,156.80         11.41%      $1,114.10
Five Years
  Ended
  October
  31,
  1996....       12.40%      $1,794.10         12.48%      $1,800.20
Inception
 (February
  3, 1989)
  to
  October
  31,
  1996....       13.29%      $2,627.20         12.93%      $2,562.90
Inception
  (October
  21,
  1994) to
  October
  31,
  1996....                                                                   14.90%      $1,325.30         12.77%      $1,275.90

                  CLASS A SHARES                CLASS B SHARES                CLASS C SHARES                CLASS D SHARES
            ---------------------------   ---------------------------   ---------------------------   ---------------------------
                             REDEEMABLE                    REDEEMABLE                    REDEEMABLE                    REDEEMABLE
                             VALUE OF A                    VALUE OF A                    VALUE OF A                    VALUE OF A
            EXPRESSED AS A   HYPOTHETICAL EXPRESSED AS A   HYPOTHETICAL EXPRESSED AS A   HYPOTHETICAL EXPRESSED AS A   HYPOTHETICAL
              PERCENTAGE       $1,000       PERCENTAGE       $1,000       PERCENTAGE       $1,000       PERCENTAGE       $1,000
              BASED ON A     INVESTMENT     BASED ON A     INVESTMENT     BASED ON A     INVESTMENT     BASED ON A     INVESTMENT
             HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END
                $1,000           OF           $1,000           OF           $1,000           OF           $1,000           OF
  PERIOD      INVESTMENT     THE PERIOD     INVESTMENT     THE PERIOD     INVESTMENT     THE PERIOD     INVESTMENT     THE PERIOD
----------  --------------   ----------   --------------   ----------   --------------   ----------   --------------   ----------
                                                             ANNUAL TOTAL RETURN
                                               (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
  October
  31,
  1996....         17.81  %  $1,178.10           16.71  %  $1,167.10           16.68  %  $1,166.80           17.59  %  $1,175.90
Year Ended
  October
  31,
  1995....         14.81  %  $1,148.10           13.54  %  $1,135.40           13.58  %  $1,135.80           14.43  %  $1,144.30
Year Ended
  October
  31,
  1994....          2.14  %  $1,021.40            1.13  %  $1,011.30
Inception
  (October
  21,
  1994) to
  October
  31,
  1994....                                                                      0.00  %  $1,000.00            0.08  %  $1,000.80
Year Ended
  October
  31,
  1993....         22.61  %  $1,226.10           21.42  %  $1,214.20
Year Ended
  October
  31,
  1992....         11.78  %  $1,117.80           10.64  %  $1,106.40
Year Ended
  October
  31,
  1991....         28.89  %  $1,288.90           27.48  %  $1,274.80
Year Ended
  October
  31,
  1990....          3.91  %  $1,039.10            2.93  %  $1,029.30
Inception
 (February
  3, 1989)
  to
  October
  31,
  1989....          9.34  %  $1,093.40            8.50  %  $1,085.00

                                                           AGGREGATE TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
 (February
  3, 1989)
  to
  October
  31,
  1996....      162.72%      $2,627.20        156.29%      $2,562.90
Inception
  (October
  21,
  1994) to
  October
  31,
  1996....                                                                   32.53%      $1,325.30         27.59%      $1,275.90



     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B shares or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Fund was incorporated under Maryland law on June 9, 1988. At the date of this Statement of Additional Information, the Fund has an authorized capital of 2,900,000,000 shares of Common Stock par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common

Stock, of which Class A consists of 300,000,000 shares, Class B consists of 1,500,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Shareholders may call a special meeting for the purpose of voting on the removal of Directors. A director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on October 31, 1996 and its shares outstanding on that date is as follows:



                                  CLASS A            CLASS B           CLASS C           CLASS D
                               --------------     --------------     ------------     --------------
Net Assets...................  $1,841,974,296     $8,660,279,417     $385,752,514     $1,044,135,659
                               ==============     ==============     ============     ==============
Number of Shares
  Outstanding................     121,392,667        579,336,002       26,018,395         68,909,658
                               ==============     ==============     ============     ==============
Net Asset Value Per Share
  (net assets divided by
  number of shares
  outstanding)...............  $        15.17     $        14.95     $      14.83     $        15.15
Sales Charge (for Class A and
  Class D shares: 5.25% of
  offering price (5.54% of
  net asset value per
  share))*...................             .84                 **               **                .84
                               --------------     --------------     ------------     --------------
Offering Price...............  $        16.01     $        14.95     $      14.83     $        15.99
                               ==============     ==============     ============     ==============


---------------


 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charge--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS



     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 31, 1997.

                                                                        APPENDIX

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



Baa Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:


aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.



c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S") CORPORATE DEBT RATINGS


     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE


AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



SPECULATIVE
GRADE Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.



BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.


CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) or MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     N.R. indicates not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".


A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

         I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

         II. Nature of, and provisions of, the issue.

        III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.


BBB
CCC Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C      A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Merrill Lynch Global Allocation Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

December 10, 1996

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Common Stocks                          Cost         (Note 1a)   Net Assets
Argentina     Oil--Related          600,000     Yacimientos Petroliferos Fiscales
                                                S.A. (ADR)++ (USD)                    $    12,973,690  $    13,650,000        0.1%

                                                Total Common Stocks in Argentina           12,973,690       13,650,000        0.1

Australia     Banking             2,645,800     Westpac Banking Corp.                       5,614,396       15,096,935        0.1

              Foods               7,916,000     Goodman Fielder Wattie Ltd.                 8,324,587        9,284,676        0.1

              Insurance           1,614,135     GIO Australia Holdings, Ltd.                2,786,182        4,157,406        0.1

              Multi-Industry      1,500,000     Pacific Dunlop, Ltd.                        4,092,789        3,328,500        0.0

              Tobacco             2,099,800     Rothmans Holdings, Ltd.                     7,893,919       13,479,141        0.1
                                  1,242,300 ++++WD & HO Wills Holdings, Ltd.                1,389,502        2,018,272        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            9,283,421       15,497,413        0.1

                                                Total Common Stocks in Australia           30,101,375       47,364,930        0.4

Portfolio
Abbreviations

To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

CAD      Canadian Dollar
CHF      Swiss Franc
DEM      German Deutschemark
DKR      Danish Krone
ECU      European Currency Unit
ESP      Spanish Peseta
FRF      French Franc
GBP      Great Britain Pound
ITL      Italian Lira
JPY      Japanese Yen
NLG      Netherlands Guilder
NOK      Norwegian Krone
NZD      New Zealand Dollar
SKR      Swedish Kroner
USD      United States Dollar

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Common Stocks                          Cost         (Note 1a)   Net Assets
Brazil        Telecommunications     35,000     Telecomunicacoes Brasileiras S.A.--
                                                Telebras PN (ADR)++ (USD)             $     1,953,385  $     2,607,500        0.0%

                                                Total Common Stocks in Brazil               1,953,385        2,607,500        0.0


Canada        Beverages           1,828,600     Cott Corp. (USD)                           14,957,451       13,028,775        0.1

              Metals--Non-Ferrous   100,000     Inco Ltd. (USD)                             2,132,000        3,175,000        0.1

              Natural Resources     200,000     Canadian Pacific, Ltd. (USD)                2,278,861        5,050,000        0.0
                                    440,000     Horsham Corp. (USD)                         3,550,742        7,590,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                            5,829,603       12,640,000        0.1

              Oil--Related          353,000 ++++International Petroleum Corp. (USD)         1,000,196        1,544,375        0.0

              Paper               3,250,000 ++++Repap Enterprises Inc.                     12,879,320       12,593,750        0.1

              Specialty Retailing   280,000     Semi-Tech Corporation (Class A)             4,108,297        1,023,193        0.0

              Telecommunications    100,000     BCE Telecommunications, Inc. (USD)          3,375,484        4,600,000        0.0
                                  4,200,000 ++++Rogers Communications Inc.                 37,036,561       33,828,026        0.3
                                                                                      ---------------  ---------------      ------
                                                                                           40,412,045       38,428,026        0.3

                                                Total Common Stocks in Canada              81,318,912       82,433,119        0.7

Denmark       Banking                53,500     Unidanmark A/S                              1,870,730        2,466,965        0.0

                                                Total Common Stocks in Denmark              1,870,730        2,466,965        0.0


Finland       Metals                366,700     Outokumpu OY                                5,258,735        6,193,436        0.1

              Paper & Forest      1,500,000 ++++Enso-Gutzeit OY                            12,019,454       11,756,524        0.1
              Products            2,909,250     Metsa-Serla OY 'B'                         23,657,400       20,232,563        0.1
                                  1,112,722 ++++UPM-Kymmene OY (o)                         20,695,413       22,601,321        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           56,372,267       54,590,408        0.4

              Telecommunications    350,000     Nokia Corp. (ADR)++ (USD)                  11,590,063       16,231,250        0.1
              Equipment             186,360     Nokia OY                                    8,998,615        8,615,663        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           20,588,678       24,846,913        0.2

                                                Total Common Stocks in Finland             82,219,680       85,630,757        0.7


France        Automobiles            94,304     Peugeot S.A.                               11,413,010        9,840,642        0.1

              Banking               215,600     Compagnie de Suez S.A.                      8,482,839        9,290,411        0.1
                                    173,900     Compagnie Financiere de Paribas S.A.        9,343,179       11,201,124        0.1
                                    351,386     Societe Generale                           38,014,799       37,905,495        0.3
                                                                                      ---------------  ---------------      ------
                                                                                           55,840,817       58,397,030        0.5

              Electronics           245,690 ++++SGS-Thomson Microelectronics N.V.          11,523,824       13,030,546        0.1

              Engineering &         119,340     Bouygues S.A.                              12,009,424       11,705,497        0.1
              Construction

              Foods/Food             61,600     Groupe Danone S.A.                          9,786,153        8,441,991        0.1
              Processing

              Industrial            113,700     Alcatel Alsthom Cie Generale
                                                d'Electricite S.A.                         10,964,472        9,705,392        0.1
                                    196,400     Elf Aquitaine (Elf) S.A.                   14,173,233       15,718,767        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           25,137,705       25,424,159        0.2

              Insurance             473,125     Assurances Generales de France
                                                S.A. (AGF)                                 12,930,023       13,968,294        0.1


              Metals/Steel        1,038,723     Usinor-Sacilor S.A.                        15,498,579       15,424,868        0.1

              Multi-Industry         33,455     EuraFrance S.A.                             9,052,946       14,638,773        0.1

                                                Total Common Stocks in France             163,192,481      170,871,800        1.4

Germany       Automotive             58,500     Volkswagen AG                              21,917,683       23,052,425        0.2

              Banking                55,680     Bayerische Vereinsbank AG                   1,339,965        2,095,682        0.0
                                    113,150     Deutsche Bank AG                            5,287,453        5,245,087        0.0
                                    223,500     Deutsche Bank AG (Warrants) (a)             1,916,447        1,211,222        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            8,543,865        8,551,991        0.0

              Capital Goods         369,636 ++++Kloeckner-Werke AG                         17,229,762       12,898,540        0.1

              Chemicals             291,530     Bayer AG                                   10,121,411       11,024,616        0.1
                                    101,451     Henkel KGaA                                 4,390,556        4,512,360        0.0
                                    203,950     Hoechst AG                                  6,797,383        7,676,262        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           21,309,350       23,213,238        0.2

              Engineering &          30,480     Philipp Holzmann AG                        11,661,385        7,554,028        0.1
              Construction

              Retail                 27,715     Karstadt AG                                10,815,610       10,116,314        0.1

                                                Total Common Stocks in Germany             91,477,655       85,386,536        0.7


Hong Kong     Agriculture        36,108,000     C.P. Pokphand Co. Ltd. (Ordinary)          12,675,471       12,025,881        0.1

              Banking               290,123     HSBC Holdings PLC                           1,815,621        5,910,156        0.0

              Multi-Industry        889,500     Hutchison Whampoa Ltd.                      4,867,725        6,212,637        0.1

              Real Estate           817,000     Cheung Kong Holdings Ltd.                   5,904,073        6,551,639        0.1

              Transportation--      215,000 ++++Guangshen Railway Company Ltd. (ADR)++
              Railway                           (USD)                                       4,085,000        4,004,375        0.0

                                                Total Common Stocks in Hong Kong           29,347,890       34,704,688        0.3


Indonesia     Paper & Pulp        2,669,600 ++++Asia Pacific Resources International
                                                Holdings Ltd. (ADR)++ (USD)+++++++         18,325,968       14,682,800        0.1
                                  1,715,000 ++++Asia Pulp & Paper Company Ltd. (ADR)++
                                                (USD)+++++++                               19,722,500       16,935,625        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           38,048,468       31,618,425        0.3

                                                Total Common Stocks in Indonesia           38,048,468       31,618,425        0.3

Italy         Banking             1,813,400     Istituto Mobiliare Italiano S.p.A.
                                                (Ordinary)                                 13,339,979       14,361,018        0.1

              Building &            931,597 ++++Filippo Fochi S.p.A.                        2,918,176           68,830        0.0
              Construction

              Insurance          10,785,989     Istituto Nazionale della Assicurazioni
                                                (INA) S.p.A.                               15,495,280       14,906,423        0.1
                                     97,000 ++++Mediolanum S.p.A.                             747,016          962,065        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           16,242,296       15,868,488        0.1

              Multi-Industry      9,117,595 ++++Compagnie Industriali Riunite
                                                S.p.A. (CIR)                                7,816,550        4,312,498        0.0
                                 27,176,500 ++++MontEdison S.p.A.                          22,271,980       17,784,213        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           30,088,530       22,096,711        0.2

              Oil--Related        3,968,900     Ente Nazionale Idrocarburi S.p.A.          17,038,269       19,021,082        0.2

              Telecommunications  3,000,000     Societa Finanziaria Telefonica S.p.A.
                                                (STET)                                      4,365,656       10,370,077        0.1
                                  8,666,863     Societa Finanziaria Telefonica S.p.A.
                                                (STET) RISP                                16,268,796       23,097,913        0.2
                                  3,958,000     Telecom Italia Mobile S.p.A.                1,395,818        8,185,454        0.1
                                  3,958,000     Telecom Italia S.p.A.                       7,779,466        8,825,147        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           29,809,736       50,478,591        0.5

                                                Total Common Stocks in Italy              109,436,986      121,894,720        1.1

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Common Stocks                          Cost         (Note 1a)   Net Assets
Japan         Automobiles &       2,092,000     Suzuki Motor Corp.                    $    19,599,205  $    21,333,802        0.2%
              Equipment

              Beverages           1,017,000     Chukyo Coca-Cola Bottling Co., Ltd.        12,207,036        9,834,725        0.1
                                    565,000     Hokkaido Coca-Cola Bottling Co., Ltd.       7,764,597        7,152,527        0.1
                                    690,000     Kinki Coca-Cola Bottling Co., Ltd.         10,868,372        9,038,242        0.1
                                  1,041,000     Mikuni Coca-Cola Bottling Co., Ltd.        14,998,840       13,727,473        0.1
                                    904,000     Sanyo Coca-Cola Bottling Co., Ltd.         13,028,710       12,397,714        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           58,867,555       52,150,681        0.5
              Capital Goods       3,868,000     Mitsubishi Heavy Industries, Ltd.          23,624,404       29,753,846        0.3

              Chemicals             215,000     Shin-Etsu Chemical Co., Ltd.                4,188,896        3,685,714        0.0

              Electrical            453,000     Chudenko Corp.                             14,271,558       13,898,637        0.1
              Construction          777,000     Kinden Corporation                         13,982,160       10,860,923        0.1
                                     34,000     Taihei Dengyo Kaisha Ltd.                     637,020          427,429        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           28,890,738       25,186,989        0.2

              Electrical Equipment   77,000     Advantest Corporation                       3,441,308        2,910,769        0.0
                                    593,000     Murata Manufacturing Co., Ltd.             19,275,913       19,080,264        0.2
                                     75,000     Tokyo Electron Limited                      2,928,405        1,931,868        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           25,645,626       23,922,901        0.2

              Financial Services    360,000     Nomura Securities Co., Ltd.                 7,080,991        5,949,890        0.1

              Industrial             28,000     Miura Kogyo Co., Ltd.                         466,635          428,308        0.0
                                     13,200     Nitto Kohki Co., Ltd.                         489,424          434,004        0.0
                                                                                      ---------------  ---------------      ------
                                                                                              956,059          862,312        0.0

              Insurance           2,497,000     Dai-Tokyo Fire & Marine Insurance
                                                Co., Ltd.                                  16,307,882       15,607,622        0.1
                                    665,000     Fuji Fire & Marine Insurance
                                                Co., Ltd.                                   3,727,641        3,022,462        0.0
                                  2,384,000     Koa Fire & Marine Insurance
                                                Co., Ltd.                                  13,551,678       13,979,147        0.1
                                    620,000     Mitsui Marine & Fire Insurance
                                                Co., Ltd.                                   5,004,638        4,033,407        0.0
                                  1,804,000     Nichido Fire & Marine Insurance
                                                Co., Ltd.                                  11,275,948       11,260,132        0.1
                                  1,351,000     Nippon Fire & Marine Insurance
                                                Co., Ltd.                                   6,970,280        7,126,154        0.1
                                  2,408,000     Sumitomo Marine & Fire Insurance
                                                Co., Ltd.                                  18,939,904       17,274,092        0.1
                                  2,368,000     Tokio Marine & Fire Insurance
                                                Co., Ltd.                                  25,707,953       26,021,978        0.2
                                  1,130,000     Yasuda Fire & Marine Insurance
                                                Co., Ltd.                                   8,101,705        7,182,330        0.1
                                                                                      ---------------  ---------------      ------
                                                                                          109,587,629      105,507,324        0.8
              Office Equipment    1,612,000     Canon, Inc.                                23,455,745       30,893,714        0.3

              Packaging &           912,000     Toyo Seikan Kaisha, Ltd.                   23,384,016       28,863,297        0.2
              Containers

              Pharmaceuticals     1,061,000     Sankyo Pharmaceuticals Co., Ltd.           23,391,365       26,303,473        0.2
                                    384,000     Taisho Pharmaceuticals Co.                  7,984,458        7,629,363        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           31,375,823       33,932,836        0.3

              Restaurants           356,000     Mos Food Services, Inc.                     8,797,607        7,448,615        0.1
                                    310,000     Ohsho Food Service Corp.                    6,834,314        5,423,297        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           15,631,921       12,871,912        0.1

              Retail Stores         460,000     Ito Yokado Co., Ltd.                       21,319,319       22,969,670        0.2
                                    100,000     Sangetsu Co., Ltd.                          3,160,832        2,136,264        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           24,480,151       25,105,934        0.2

              Steel                 266,000     Maruichi Steel Tube Ltd.                    5,107,698        4,396,308        0.0


                                                Total Common Stocks in Japan              401,876,457      404,417,460        3.4


Mexico        Conglomerates         433,800     Grupo Carso, S.A. de C.V.
                                                (ADR)++ (USD)                               3,832,850        3,904,200        0.0

              Finance                 6,054     Grupo Financiero Inbursa, S.A. de C.V.
                                                (ADR)++ (USD)                                 121,464           96,869        0.0

              Foods                 700,000     Grupo Industrial Maseca (ADR)++ (USD)       7,969,925       12,775,000        0.2

              Telecommunications    433,800 ++++Global Telecommunications Solutions,
                                                Inc. (ADR)++ (USD)                          2,060,550        1,952,100        0.0

                                                Total Common Stocks in Mexico              13,984,789       18,728,169        0.2


Netherlands   Airlines              156,260     KLM Royal Dutch Airlines N.V.               4,486,455        3,721,573        0.0

              Chemicals             117,720     Akzo N.V.                                  14,550,083       14,837,314        0.1
                                    288,070     European Vinyls Corp.
                                                International N.V.                         11,384,340        7,964,678        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           25,934,423       22,801,992        0.2

              Computer Software     111,200     Getronics N.V.                              1,347,831        2,733,620        0.0

              Electronics           475,125     Philips Electronics N.V.                   17,151,017       16,749,676        0.2
              Distribution

              Forest Products       385,900     Koninklijke KNP N.V.                        9,018,462        8,508,318        0.1

              Insurance             202,000     Aegon N.V.                                  4,358,871       10,276,838        0.1
                                    480,937     Fortis Amev N.V. (j)                        7,946,583       14,374,524        0.1
                                  1,766,537     Internationale Nederlanden Groep N.V.      27,430,540       55,090,377        0.5
                                                                                      ---------------  ---------------      ------
                                                                                           39,735,994       79,741,739        0.7

              Miscellaneous--        10,000     Nijverdal Ten Cate N.V.                       501,699          488,121        0.0
              Manufacturing

              Telecommunications    100,000     Royal PTT Nederland N.V.                    3,450,311        3,619,643        0.0

                                                Total Common Stocks in the Netherlands    101,626,192      138,364,682        1.2


Norway        Banking             4,785,400     Christiania Bank Og Kreditkasse            10,697,335       13,133,096        0.1
                                  2,434,000     Den Norske Bank ASA                         7,189,721        8,092,212        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           17,887,056       21,225,308        0.2

              Multi-Industry        201,900     Orkla A.S. (Class A)                       10,201,072       12,918,358        0.1

                                                Total Common Stocks in Norway              28,088,128       34,143,666        0.3


Portugal      Banking               152,400     Espirito Santo Financial Holdings S.A.
                                                (ADR)++ (USD)                               1,851,275        1,847,850        0.0

                                                Total Common Stocks in Portugal             1,851,275        1,847,850        0.0


Spain         Banking               326,000     Argentaria S.A.                            12,974,203       12,786,319        0.1
                                    166,022     Banco Central Hispanoamericano S.A.         3,302,502        3,880,966        0.0
                                    527,481     Banco de Santander S.A. (Ordinary)         19,029,577       27,102,295        0.2
                                     83,000     Bank Intercontinental S.A.                  4,607,612        9,955,052        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           39,913,894       53,724,632        0.4

              Energy & Petroleum    212,500     Repsol S.A. (ADR)++ (USD)                   6,126,375        6,932,813        0.1

              Engineering &          54,450     Fomento de Construciones y
              Construction                      Contratas S.A.                              4,508,276        4,425,024        0.0

              Insurance              30,000     Mapfre S.A.                                 1,130,028        1,482,586        0.0
                                      3,388     Mapfre S.A. (New Shares)                      142,730          167,433        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            1,272,758        1,650,019        0.0
              Manufacturing         173,000 ++++Grupo Fosforera Espanola S.A.               1,501,871          488,547        0.0

              Multi-Industry         45,750     Corporacion Financiera Alba S.A.            1,611,658        3,875,902        0.0

              Real Estate           236,708     Immobiliaria Metropolitana Vasco
                                                Central S.A.                                5,888,465        8,262,869        0.1

              Toll Roads            154,000     Autopista Concesionaria Espanola S.A.
                                                (ACESA)                                     1,363,246        1,769,768        0.0

              Utilities--Electric   177,525     Empresa Nacional de Electricidad S.A.
                                                (Endesa)                                    8,449,066       10,875,983        0.1
                                    591,800     Iberdrola I S.A.                            3,310,030        6,290,312        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           11,759,096       17,166,295        0.2

                                                Total Common Stocks in Spain               73,945,639       98,295,869        0.8

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Common Stocks                          Cost         (Note 1a)   Net Assets
Sweden        Appliances            232,464     Electrolux AB 'B' Free                $    11,264,721  $    12,956,952        0.1%

              Automotive &           43,916     Scania AB (Warrants) (a)                       60,444           41,465        0.0
              Equipment

              Banking               624,309     Sparbanken Sverige AB (Class A)             7,147,870        9,887,784        0.1
                                    400,245     Stadshypotek AB                             5,908,034       10,514,317        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           13,055,904       20,402,101        0.2

              Financial Services     43,916     Investor AB (B Shares)                      1,083,977        1,772,290        0.0

              Industrial            200,000     SKF AB 'A'                                  3,713,376        4,370,669        0.0

              Insurance             447,335     Skandia Forsakring AB Free                 10,636,443       12,568,843        0.1

              Metals/Steel          550,800     Avesta Sheffield AB                         5,089,653        5,536,100        0.1

              Multi-Industry        349,005     Svedala Industri AB Free                    4,583,190        5,474,380        0.0

              Paper & Forest        609,900     Mo och Domsjo AB (Class B)                 16,502,175       16,811,376        0.2
              Products
                                  1,110,275     Stora Kopparbergs Bergslags AB             13,078,920       14,541,026        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           29,581,095       31,352,402        0.3
              Pharmaceutical--      349,700     Astra AB 'A' Free                          15,134,947       16,083,058        0.2
              Prescription

              Real Estate            83,000     Tornet Fastighets AB                          550,422        1,055,433        0.0

                                                Total Common Stocks in Sweden              94,754,172      111,613,693        1.0


Switzerland   Chemicals              20,047     Ciba-Geigy AG (Registered)                 11,156,861       24,784,166        0.2

              Conglomerates         301,993     Oerlikon-Buehrle Holding Ltd.              32,057,825       29,913,949        0.3

              Electronic Components  69,850     Societe Suisse pour la Microelectronique
                                                et l'Horlogerie AG (Registered)             9,809,595        9,844,668        0.1

              Financial Services    205,911     CS Holdings AG (Registered)                21,126,362       20,641,785        0.2

              Pharmaceuticals         2,630     Sandoz AG (Registered)                      2,847,980        3,051,000        0.0

              Photographic Services  12,273     Fotolabo S.A.                               5,097,333        4,814,088        0.0

                                                Total Common Stocks in Switzerland         82,095,956       93,049,656        0.8


United        Beverages           1,451,980     Cadbury Schweppes PLC                      11,384,259       12,068,750        0.1
Kingdom
              Chemicals           1,470,000     Inspec Group PLC                            4,431,923        5,188,691        0.0

              Computers             405,654     Misys PLC                                   5,011,176        5,988,019        0.1

              Conglomerates          50,000     Hanson PLC (ADR)++ (USD)                      580,001          318,750        0.0
                                  9,636,600     Hanson PLC (Ordinary)                      15,568,156       12,696,664        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           16,148,157       13,015,414        0.1

              Consumer--Goods     1,117,550     Unilever Capital Corp. PLC                 21,408,324       23,467,886        0.2

              Environmental         940,000 ++++Waste Management International PLC
                                                (ADR)++ (USD)                               9,206,375        8,577,500        0.1

              Food & Beverage     2,568,645     Grand Metropolitan PLC                     16,811,528       19,365,762        0.2
                                     35,000     Grand Metropolitan PLC (ADR)++ (USD)        1,031,100        1,071,875        0.0
                                    631,110     Matthew Clark PLC                           6,157,510        3,141,283        0.0
                                  2,604,000     Tesco PLC                                  11,166,028       14,083,591        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           35,166,166       37,662,511        0.3
              Insurance           1,200,000     Prudential Corp. PLC                        7,670,325        9,056,909        0.1

              Pharmaceuticals       912,400     Glaxo Wellcome PLC                         11,999,915       14,277,137        0.1

              Retail/Food         7,217,320     Asda Group PLC                             13,279,197       13,794,139        0.1


              Steel               1,500,000     British Steel PLC                           4,081,599        4,166,129        0.0

              Telecommunications  1,750,000     Cable & Wireless International PLC         11,412,098       13,919,630        0.1

              Tobacco               963,660 ++++Imperial Tobacco Group PLC                  6,391,138        5,635,124        0.0
                                     12,500 ++++Imperial Tobacco Group PLC (ADR)++
                                                (USD)                                         238,391          143,750        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            6,629,529        5,778,874        0.0

              Utilities--Water    1,703,000     Southwest Water PLC                        13,068,875       16,094,280        0.1

                                                Total Common Stocks in the
                                                United Kingdom                            170,897,918      183,055,869        1.4


United States Apparel               860,000 ++++Fruit of the Loom, Inc.                    23,555,786       31,282,500        0.3
                                    100,000     Liz Claiborne, Inc.                         2,016,276        4,225,000        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           25,572,062       35,507,500        0.3

              Automobiles           165,308     Ford Motor Company                          4,906,268        5,165,875        0.0
                                    350,000     General Motors Corp.                       13,282,191       18,856,250        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           18,188,459       24,022,125        0.2

              Automotive            588,800 ++++Collins & Aikman Group Inc.                 4,337,565        3,532,800        0.0

              Banking               300,000     Bank of New York Company, Inc. (The)        3,992,662        9,937,500        0.1
                                    319,000     Bankers Trust Co.                           7,620,125        8,174,375        0.1
                                    129,500     Banknorth Group, Inc.                       1,865,422        4,467,750        0.0
                                    400,000     Barnett Banks Inc.                          8,134,897       15,250,000        0.0
                                    400,000     Charter One Financial, Inc.                 8,614,401       17,350,000        0.1
                                    500,000     Chase Manhattan Corporation
                                                (New) (c) (e)                              18,301,364       42,875,000        0.4
                                    707,100     CoreStates Financial Corp.                 22,202,461       34,382,738        0.3
                                    450,000     First Chicago NBD Corporation              13,768,555       22,950,000        0.2
                                  1,250,000     First Commerce Corp.                       31,823,468       44,375,000        0.4
                                    375,000     First of America Bank                      13,449,625       20,390,625        0.2
                                  1,306,102     KeyCorp                                    38,550,870       60,897,006        0.5
                                    807,900     Mellon Bank Corp.                          30,483,478       52,614,488        0.4
                                    500,000     Onbancorp, Inc.                            13,615,887       18,187,500        0.2
                                    441,600     Oriental Bank and Trust+++++++              5,050,248        8,280,000        0.1
                                  1,100,000     Republic New York Corp.                    49,526,909       83,875,000        0.7
                                    500,000     Roosevelt Financial Group, Inc.             8,121,946        8,625,000        0.1
                                    450,000     Southern National Corp.                     8,670,728       15,581,250        0.1
                                                                                      ---------------  ---------------      ------
                                                                                          283,793,046      468,213,232        3.9
              Broadcast--Media      450,000 ++++CAI Wireless Systems Inc.                   1,964,997        1,575,000        0.0

              Business Data       1,136,400 ++++Information Resources, Inc.                13,553,605       14,205,000        0.1
              Systems

              Chemicals              50,000     du Pont (E.I.) de Nemours & Co.             3,466,125        4,637,500        0.0
                                    141,237 ++++Millennium Chemicals Inc.                   5,430,534        2,860,038        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            8,896,659        7,497,538        0.0

              Computer Software     100,000 ++++Progress Software Corporation               1,560,000        1,537,500        0.0

              Computer Software     240,000     Electronic Data Systems Corp.               9,927,011       10,800,000        0.1
              Services

              Computers             200,000 ++++Bay Networks Inc.                           3,962,000        4,050,000        0.0
                                    150,000     Boole & Babbage, Inc.                       1,329,492        4,500,000        0.1
                                  2,400,000 ++++Borland International Corp.+++++++         33,535,053       12,150,000        0.1
                                  1,200,000 ++++Stratus Computer, Inc.+++++++              23,632,111       26,850,000        0.2
                                  1,100,000 ++++Unisys Corp.                               12,291,367        6,875,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           74,750,023       54,425,000        0.5

               Construction &       153,800     Centex Corp.                                3,880,118        4,633,225        0.1
               Housing              500,000 ++++K. Hovnanian Enterprises, Inc.
                                               (Class A)                                    4,920,209        3,000,000        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            8,800,327        7,633,225        0.1

              Construction          700,000     TJ International, Inc.                     12,547,379       13,300,000        0.1
              Products

              Consumer--            400,000 ++++Department 56, Inc.                         8,951,325        8,800,000        0.1
              Miscellaneous

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Common Stocks                          Cost         (Note 1a)   Net Assets
United States Electronics            88,600     Harris Corp.                          $     5,200,236  $     5,548,575        0.1%
(continued)                         711,200 ++++MEMC Electronic Materials, Inc.            14,904,748       13,779,500        0.1
                                  1,200,000 ++++Silicon Valley Group, Inc.                 21,598,334       19,950,000        0.2
                                    250,000 ++++Tencor Instruments                          4,838,940        4,718,750        0.0
                                    150,000     Texas Instruments, Inc.                     6,217,287        7,218,750        0.1
                                    200,000 ++++VLSI Technology, Inc.                       2,203,726        3,425,000        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           54,963,271       54,640,575        0.5
              Energy & Petroleum    163,900     Ashland Coal, Inc.                          4,132,919        3,872,137        0.0
                                     49,500     Cabot Oil & Gas Corp. (Class A)               529,030          767,250        0.0
                                    175,000     Chevron Corp.                               9,028,140       11,506,250        0.1
                                    130,000     Helmerich & Payne, Inc. (c)                 2,773,423        7,036,250        0.1
                                     46,400     Mitchell Energy Development Corp.
                                                (Class A)                                     675,717          916,400        0.0
                                    174,350     Mitchell Energy Development Corp.
                                                (Class B)                                   2,755,451        3,617,763        0.0
                                    125,000     Mobil Oil Corp.                             9,757,153       14,593,750        0.1
                                     50,000     Murphy Oil Corp.                            1,899,720        2,468,750        0.0
                                    106,100 ++++Nuevo Energy Co.                            2,048,791        5,291,738        0.1
                                  1,500,000     Occidental Petroleum Corp.                 28,058,743       36,750,000        0.3
                                     61,200     Pennzoil Co.                                3,775,844        3,121,200        0.0
                                    235,828 ++++Plains Resources, Inc.                      1,381,815        3,301,592        0.0
                                  1,094,247 ++++Santa Fe Energy Resources, Inc.            10,119,883       15,593,020        0.1
                                    211,514 ++++Transamerica Refining Corp.
                                                (Warrants) (a)                                531,220          423,028        0.0
                                  1,750,000 ++++TransTexas Gas Corp.                       20,397,690       23,187,500        0.2
                                    600,000     USX-Marathon Group                         10,542,976       13,125,000        0.1
                                    138,800     Unocal Corp.                                3,272,336        5,083,550        0.1
                                                                                      ---------------  ---------------      ------
                                                                                          111,680,851      150,655,178        1.2

              Financial Services    350,000     Student Loan Marketing Association         14,540,800       28,962,500        0.2

              Food & Tobacco        184,900     Philip Morris Companies, Inc.               9,231,602       17,126,363        0.1
                                    212,462     RJR Nabisco, Inc.                           5,842,716        6,134,840        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           15,074,318       23,261,203        0.2

              Gaming              1,235,000 ++++Scientific Games Holdings Corp.            27,568,304       27,941,875        0.2

              Healthcare Services   360,000 ++++Advocat, Inc.+++++++                        3,422,500        2,430,000        0.0
                                     90,000     Allegiance Corporation                        760,858        1,687,500        0.0
                                    450,000     Baxter International, Inc.                  9,088,023       18,731,250        0.2
                                  1,644,200 ++++Beverly Enterprises, Inc.                  17,698,104       20,346,975        0.2
                                  1,589,100 ++++Community Psychiatric Centers              13,254,793       14,103,262        0.1
                                    700,000 ++++Humana, Inc.                               13,206,455       12,775,000        0.1
                                    435,600     United Healthcare Corporation              14,094,605       16,498,350        0.1
                                    196,500     US Surgical Corp.                           3,287,430        8,228,438        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           74,812,768       94,800,775        0.8

              Home Appliances       230,000     Singer Co.                                  6,382,382        4,398,750        0.0

              Hotel/Leisure         114,000 ++++ITT Corp.                                   4,221,738        4,788,000        0.0
              Industrial            200,000 ++++American Standard, Inc.                     6,011,000        7,525,000        0.1
                                     15,000 ++++Bar Technologies Ltd. (Warrants) (a)          838,256          825,000        0.0
                                    915,000     BW/IP Holdings, Inc.                       15,816,387       12,352,500        0.1
                                    179,802     Cooper Industries, Inc.                     6,534,892        7,237,031        0.1
                                     75,000     Crane Co.                                   2,691,213        3,487,500        0.0

                                    150,000     Millipore Corporation                       5,280,930        5,250,000        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           37,172,678       36,677,031        0.3

              Insurance             800,000     ACE, Ltd.                                  20,685,921       43,800,000        0.4
                                    340,000     Aetna Inc. (l)                             18,752,639       22,737,500        0.2
                                    150,000     Alexander & Alexander Services, Inc.        2,461,336        2,287,500        0.0
                                    510,000     American General Corp.                     13,187,448       18,997,500        0.1
                                    571,000     Horace Mann Educators, Inc.                13,654,588       19,556,750        0.2
                                    114,000     ITT Hartford Group Inc.                     4,188,594        7,182,000        0.0
                                    640,200     Lincoln National Corp.                     23,466,317       31,049,700        0.3
                                    350,000     PartnerRe Holdings, Ltd.                    6,790,237       10,018,750        0.1
                                  1,289,500 ++++Risk Capital Holdings Inc.                 23,395,906       23,049,813        0.2
                                                                                      ---------------  ---------------      ------
                                                                                          126,582,986      178,679,513        1.5

              Machinery--            50,000     York International Corp. (New)              2,252,358        2,418,750        0.0
              Diversified

              Machinery/            166,800     AGCO Corp.                                  3,363,402        4,232,550        0.0
              Agricultural

              Manufacturing         200,000     ITT Industries Inc.                         4,175,065        4,650,000        0.0

              Metals                305,000     Aluminum Co. of America                    13,814,815       17,880,625        0.1
                                  1,350,000     Lukens Inc.+++++++                         25,689,657       18,562,500        0.2
                                    220,700 ++++National Steel Corp.                        1,968,085        1,903,538        0.0
                                    200,000     Nucor Corporation                           8,824,828        9,475,000        0.1
                                    132,800     Reynolds Metals Co.                         5,801,771        7,470,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           56,099,156       55,291,663        0.5

              Multi-Industry        180,000     Loews Corp.                                 7,934,294       14,872,500        0.1

              Multimedia &          512,800 ++++U S West Media Group                        7,933,766        8,012,500        0.1
              Telecommunications

              Natural Resources     210,519     Freeport-McMoRan Copper & Gold Inc.
                                                (Class B)                                   3,665,657        6,394,515        0.1

              Oil Services          100,000 ++++Diamond Offshore Drilling Inc.              5,150,000        6,087,500        0.1
                                    260,000     Halliburton Company                         7,813,589       14,722,500        0.1
                                  3,000,000 ++++Noble Drilling Corp.                       20,058,552       55,875,000        0.5
                                    100,000     Tidewater Inc.                              3,404,066        4,375,000        0.0
                                    150,000 ++++Western Atlas, Inc.                         9,013,408       10,406,250        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           45,439,615       91,466,250        0.8
              Pharmaceuticals/       21,600 ++++Alteon, Inc.                                  169,431          170,100        0.0
              Biotechnology         150,000     American Home Products Corporation          6,263,569        9,187,500        0.1
                                    350,000     Bristol-Myers Squibb Co.                   18,929,586       37,012,500        0.3
                                    450,000     Merck & Co., Inc.                          17,543,253       33,356,250        0.3
                                    500,000     SmithKline Beecham Corp. PLC (ADR)++       11,603,072       31,312,500        0.3
                                                                                      ---------------  ---------------      ------
                                                                                           54,508,911      111,038,850        1.0

              Photography           160,000     Eastman Kodak Co.                           8,746,145       12,760,000        0.1

              Pollution Control     646,900     WMX Technologies, Inc.                     16,148,443       22,237,188        0.2

              Publishing            175,000     Gannett Co., Inc.                           8,375,486       13,278,125        0.1
                                    301,500     New York Times Co. (Class A)                7,158,778       10,891,688        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           15,534,264       24,169,813        0.2

              Real Estate           830,000     Ambassador Apartments Inc.                 13,262,250       16,807,500        0.1
              Investment Trusts     300,000     CarrAmerica Realty Corp. (p)                5,880,781        7,537,500        0.1
                                    475,000     First Union Real Estate Investments         3,570,053        3,562,500        0.0
                                    661,300     Mid-America Realty Investments+++++++       6,616,640        6,199,688        0.1
                                    100,000     Mid-Atlantic Realty Trust Co.                 917,500        1,012,500        0.0
                                  1,251,325     Prime Retail, Inc.+++++++                  13,982,561       14,546,653        0.1
                                    400,000     Taubman Centers, Inc.                       3,807,537        4,500,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           48,037,322       54,166,341        0.5

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Common Stocks                          Cost         (Note 1a)   Net Assets
United States Restaurants           500,000 ++++Buffets, Inc.                         $     5,071,633  $     5,500,000        0.0%
(concluded)                       1,000,000     Darden Restaurants Inc.                     7,811,638        8,375,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           12,883,271       13,875,000        0.1

              Retail Stores         608,500     Baker (J.), Inc.                           10,187,765        3,194,625        0.0
                                    443,200 ++++Burlington Coat Factory Warehouse           4,846,377        5,429,200        0.1
                                    516,900 ++++Buttrey Food & Drug Stores Co.+++++++       4,084,486        4,135,200        0.0
                                     60,000     Dayton-Hudson Corp.                         1,306,978        2,077,500        0.0
                                  1,110,000 ++++Filene's Basement Corp.+++++++             10,092,619        4,578,750        0.1
                                    700,000     The Limited, Inc.                          12,951,591       12,862,500        0.1
                                  1,373,500 ++++Payless Cashways, Inc.                     17,027,625        2,575,313        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           60,497,441       34,853,088        0.3
              Savings Banks         257,500     Bankers Corp.                               1,552,137        4,956,875        0.0
                                  1,400,000 ++++Dime Bancorp, Inc.                          9,542,668       20,825,000        0.2
                                    206,220     Downey Savings & Loan Association           2,896,670        5,361,720        0.0
                                  1,822,700 ++++Glendale Federal Savings Bank              18,883,707       33,492,112        0.3
                                    770,194 ++++Glendale Federal Savings Bank
                                                (Warrants) (a)                                     --        6,450,375        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           32,875,182       71,086,082        0.6

              Specialty Retailing   400,000     Sotheby's Holdings, Inc. (Class A)          4,879,559        6,800,000        0.0
                                  1,030,000     Toys 'R' Us, Inc.                          25,002,909       34,891,250        0.3
                                                                                      ---------------  ---------------      ------
                                                                                           29,882,468       41,691,250        0.3

              Telecommunications     27,750 ++++American Telecasting Inc.
                                                (Warrants) (a)                                     --          388,500        0.0
                                    185,700     Comsat Corp.                                4,308,767        4,363,950        0.0
                                    800,000 ++++DSC Communications Corp.                   12,249,518       11,100,000        0.1
                                    104,500     GTE Corp.                                   3,514,166        4,402,063        0.1
                                    884,700 ++++Geotek Communications, Inc.                 9,078,786        6,414,075        0.1
                                  3,000,000 ++++Geotek Communications, Inc.
                                                (Warrants) (a)+++                          14,200,634        7,875,000        0.1
                                    923,200 ++++PLD Telekom Inc.                            6,224,563        6,116,200        0.0
                                    180,000     SBC Communications Inc.                     8,015,735        8,752,500        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           57,592,169       49,412,288        0.5

              Textiles            2,825,200 ++++Burlington Industries, Inc.                37,451,653       32,136,650        0.3

              Utilities--         1,250,000     Allegheny Power System, Inc.               27,315,551       37,343,750        0.3
              Electric & Gas        125,000     CMS Energy Corp.                            2,290,025        3,953,125        0.0
                                  2,101,000     Centerior Energy Corp.                     28,664,979       20,484,750        0.2
                                    100,000     Consolidated Edison Company, Inc.           2,923,495        2,925,000        0.0
                                  4,512,285 ++++El Paso Electric Company                   23,689,496       23,689,496        0.2
                                  1,780,000     Entergy Corp.                              47,516,856       49,840,000        0.4
                                    475,000     FPL Group, Inc.                            14,363,265       21,850,000        0.2
                                     47,570     Great Bay Power Corp.                       2,549,753          416,237        0.0
                                  1,500,000     Niagara Mohawk Power Corp.                 23,789,306       12,750,000        0.1
                                    844,600     Texas Utilities Co.                        26,942,999       34,206,300        0.3
                                  1,148,800     Unicom Corporation                         27,549,620       29,868,800        0.3
                                                                                      ---------------  ---------------      ------
                                                                                          227,595,345      237,327,458        2.0
              Utilities--Gas        115,650     Atmos Energy Corp.                          1,445,257        2,746,687        0.0

                                                Total Common Stocks in the
                                                United States                           1,679,903,738    2,150,693,743       18.0

                                                Total Investments in Common Stocks      3,290,965,516    3,912,840,097       32.8


                                                     Equity Closed-End Funds


Austria       Financial Services    320,000 ++++Austria Fund (USD)                          2,642,432        2,800,000        0.0

                                                Total Equity Closed-End Funds in Austria    2,642,432        2,800,000        0.0


Indonesia     Financial Services     25,600 ++++Jakarta Growth Fund (USD)                     158,080          198,400        0.0

                                                Total Equity Closed-End Funds in Indonesia    158,080          198,400        0.0


Ireland       Financial Services    150,000 ++++Irish Investment Fund, Inc. (USD)           1,086,041        2,100,000        0.0

                                                Total Equity Closed-End Funds in Ireland    1,086,041        2,100,000        0.0


Italy         Financial Services    150,000     Italy Fund (USD)                            1,198,520        1,237,500        0.0

                                                Total Equity Closed-End Funds in Italy      1,198,520        1,237,500        0.0


Portugal      Financial Services     39,500 ++++Capital Portugal Fund                       2,052,116        4,105,449        0.1
                                     40,000     Portugal Fund (USD)                           360,368          515,000        0.0

                                                Total Equity Closed-End Funds in Portugal   2,412,484        4,620,449        0.1


Spain         Financial Services    300,100 ++++Growth Fund of Spain, Inc. (USD)            2,630,827        3,638,712        0.0

                                                Total Equity Closed-End Funds in Spain      2,630,827        3,638,712        0.0


United States Financial Services    166,666 ++++European Warrant Fund (USD)                 1,363,723        1,770,826        0.0

                                                Total Equity Closed-End Funds in the
                                                United States                               1,363,723        1,770,826        0.0


                                                Total Investments in Equity
                                                Closed-End Funds                           11,492,107       16,365,887        0.1


                                                         Preferred Stocks

Australia     Publishing            600,000     The News Corporation Ltd. (ADR)++ (USD)    10,451,056       10,650,000        0.1

                                                Total Preferred Stocks in Australia        10,451,056       10,650,000        0.1


Germany       Chemicals             913,059     Henkel KGaA                                37,778,082       41,003,476        0.3

              Multi-Industry        450,000     RWE AG                                      8,725,424       15,286,498        0.1

                                                Total Preferred Stocks in Germany          46,503,506       56,289,974        0.4


New Zealand   Financial Services  3,085,700     Brierly Investments, Ltd. (9% Convertible)  1,988,414        2,594,623        0.0

                                                Total Preferred Stocks in New Zealand       1,988,414        2,594,623        0.0


Norway        Financial Services    175,000     A/S Eksportfinans (8.70% Convertible)
                                                (USD)                                       4,377,500        4,768,750        0.0

                                                Total Preferred Stocks in Norway            4,377,500        4,768,750        0.0


Portugal      Banking               450,000     BCP International Bank, (8% Convertible)
                                                (USD)                                      22,407,400       22,781,250        0.2

                                                Total Preferred Stocks in Portugal         22,407,400       22,781,250        0.2


Spain         Banking               225,000     Santander Overseas Bank (8% Convertible,
                                                Series D) (USD)                             5,463,250        5,681,250        0.1

                                                Total Preferred Stocks in Spain             5,463,250        5,681,250        0.1


United        Retail Stores         545,000 ++++Signet Group (Convertible) (ADR)++
Kingdom                                         (USD)                                       2,194,907        7,698,125        0.1

                                                Total Preferred Stocks in the
                                                United Kingdom                              2,194,907        7,698,125        0.1

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value     Percent of
COUNTRY       Industries               Held            Preferred Stocks                       Cost         (Note 1a)   Net Assets
United States Banking               100,000     Boatmen's Bancshares, Inc.
                                                (Convertible)                         $     2,500,000  $     5,212,500        0.0%
                                     55,000     California Federal Bank (10.625%)           5,500,000        5,940,000        0.1
                                    229,000     HSBC Americas Inc. (Series A)               9,384,078       10,190,500        0.1
                                    100,000     Onbancorp, Inc. (6.75% Convertible,
                                                Series B)                                   2,668,750        2,875,000        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           20,052,828       24,218,000        0.2

              Cable Television    1,000,000     Diva Systems Corp. (Convertible,
                                                Series C)++++                               8,410,000        8,892,500        0.1

              Energy & Petroleum    150,000 ++++Grant Tensor Corp. (9.75% Convertible)      1,853,375        2,681,250        0.0
                                     64,219     Santa Fe Energy Resources, Inc.
                                                (7% Convertible)                              954,075        1,565,338        0.0
                                    460,000     Santa Fe Energy Resources, Inc.
                                                (Convertible, Class A)                      4,082,500        5,750,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                            6,889,950        9,996,588        0.1

              Healthcare          1,080,000     US Surgical Corp. (Convertible)            24,354,000       43,200,000        0.4

              Natural Resources      85,000     Alumax Inc. (Convertible, Series A)         7,240,312       11,368,750        0.1
                                    150,000     Cyprus Amax Minerals Co. (Convertible,
                                                Series A)                                   9,188,313        8,137,500        0.1
                                    348,700     Freeport-McMoRan Copper & Gold, Inc.
                                                (Convertible)                               7,918,834        9,502,075        0.1
                                    219,000     Freeport-McMoRan Inc.
                                                (Convertible--Gold)                         7,703,330        7,199,625        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           32,050,789       36,207,950        0.3

              Oil Services          447,200     Noble Drilling Corp. (Convertible)         10,745,382       20,906,600        0.2

              Paper & Forest        200,000     Boise Cascade Corp. (Convertible,
              Products                          Series G)                                   4,225,000        5,175,000        0.0
                                    288,200     James River Corp. of Virginia
                                                (9% Convertible, Series P)                  4,971,450        8,501,900        0.1
                                                                                      ---------------  ---------------      ------
                                                                                            9,196,450       13,676,900        0.1

              Real Estate           728,000     Catellus Development Corp.
                                                (7.25% Exchangeable, Series B)+++          33,521,250       38,402,000        0.3
                                    319,200     First Union Real Estate Investments
                                                (Convertible)                               7,980,000        8,418,900        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           41,501,250       46,820,900        0.4
              Real Estate           290,000     Criimi Mae Inc. (10.875% Convertible,
              Investment Trusts                 Series B)                                   7,250,000        7,830,000        0.0
                                    350,000     National Health Investors, Inc.
                                                (8.50% Convertible)                         8,750,000       10,850,000        0.1
                                    835,500     Prime Retail, Inc. (10.50%)+++++++         19,316,161       20,156,437        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           35,316,161       38,836,437        0.3

              Savings Banks         619,900     Glendale Federal Savings Bank
                                                (8.75% Convertible, Series E)              15,070,337       29,987,663        0.2

                                                Total Preferred Stocks in the
                                                United States                             203,587,147      272,743,538        2.3


                                                Total Investments in Preferred Stocks     296,973,180      383,207,510        3.2


                         Currency      Face
                       Denomination   Amount           Fixed-Income Securities

Argentina     Banking     USD    15,500,000     Banco de Galicia y Buenos Aires S.A.
                                                de C.V., 9% due 11/01/2003            $    15,020,750  $    14,337,500        0.1%
                                                Banco Rio de la Plata:
                          USD    42,500,000       (Class 3), 8.50% due 7/15/1998           42,868,125       42,712,500        0.4
                          USD    50,000,000       8.75% due 12/15/2003                     41,565,950       46,312,500        0.4
                                                                                      ---------------  ---------------      ------
                                                                                           99,454,825      103,362,500        0.9

              Government                        Republic of Argentina:
              Obligations USD    86,240,000       Floating Rate Bonds, Series L,
                                                  6.625% due 3/31/2005 (d)                 55,202,175       70,824,600        0.6


                          USD   145,000,000       Floating Rate Discount Notes, 6.437%
                                                  due 3/31/2023                           106,073,973      104,400,000        0.8
                          USD    13,000,000       Global Bonds, 8.375% due 12/20/2003       8,237,000       11,537,500        0.1
                          USD   280,000,000       Par 'L' Bonds, 5.25% due 3/31/2023      138,411,142      166,250,000        1.4
                                                                                      ---------------  ---------------      ------
                                                                                          307,924,290      353,012,100        2.9

                                                Total Fixed-Income Securities
                                                in Argentina                              407,379,115      456,374,600        3.8


Australia     Building &  USD    26,410,000     Lend Lease Finance International,
              Construction                      Convertible Bonds, 4.75% due 6/01/2003     28,765,793       37,626,327        0.3

                                                Total Fixed-Income Securities
                                                in Australia                               28,765,793       37,626,327        0.3

Brazil        Government  USD    35,000,000     Brazil Exit Bonds, 6% due 9/15/2013        19,728,704       23,931,250        0.2
              Obligations USD    30,940,000     Republic of Brazil, Floating Rate
                                                Bonds, 6.687% due 1/01/2001 (d)            24,054,712       29,663,725        0.3
                                                                                      ---------------  ---------------      ------
                                                                                           43,783,416       53,594,975        0.5

              Media/      USD    15,000,000     Abril S.A., 12% due 10/25/2003+++          15,030,000       15,562,500        0.1
              Publishing

              Natural     USD    11,500,000     Companhia Vale Do Rio Doce, 10% due
              Resources                         4/02/2004+++                               11,485,878       11,830,625        0.1

                                                Total Fixed-Income Securities in Brazil    70,299,294       80,988,100        0.7


Canada        Cable/      CAD     7,545,000     Rogers Cablesystem Inc., 9.65% due
              Telecommuni-                      1/15/2014                                   4,397,424        5,007,868        0.1
              cations

              Chemicals   USD    18,800,000     Acetex Corporation, 9.75% due
                                                10/01/2003                                 18,514,300       17,766,000        0.2

              Hotel/      USD    21,000,000     Four Seasons Hotel, Inc., 9.125% due
              Leisure                           7/01/2000+++                               20,917,750       21,131,250        0.2

              Paper &     CAD     2,000,000     MacMillan Bloedel Limited, Convertible
              Forest                            Bonds, 5% due 5/01/2007                     1,024,416        1,237,974        0.0
              Products

              Real Estate CAD    16,501,370     First Place Tower, Inc., 10.28% due
                                                12/15/2015 (s)                             26,246,648       24,058,601        0.2
                          CAD    14,369,400     First Place Tower Mortgage, Inc.,
                                                9.22% due 12/15/2015                       11,258,329       12,055,765        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           37,504,977       36,114,366        0.3

              Natural     USD    27,750,000     Sifto Canada, Inc., 8.50% due
              Resources                         7/15/2000                                  27,625,187       27,437,812        0.2
                          CAD    27,500,000     Viridian, Inc., 11% due 3/31/2004 (r)      19,868,804       23,789,992        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           47,493,991       51,227,804        0.4

              Telecom-    CAD     5,000,000     Rogers Communications Inc.,
              munications                       Convertible Bonds, 7.50% due
                                                9/01/1999                                   3,394,000        3,616,974        0.0

                                                Total Fixed-Income Securities
                                                in Canada                                 133,246,858      136,102,236        1.2

France        Automobiles FRF         5,500     Peugeot S.A., Convertible Bonds, 2%
                                                due 1/01/2001                                 992,341        1,168,527        0.0

              Banking     ECU     2,000,000     Credit Local de France, 0% due
                                                10/16/2001 (b)                              1,851,954        1,925,788        0.0
                          FRF        58,000     Societe Generale, Convertible Bonds,
                                                3.50% due 1/01/2000                         7,499,838        8,976,272        0.1
                                                                                      ---------------  ---------------      ------
                                                                                            9,351,792       10,902,060        0.1

              Government  ECU   123,500,000     Government of France OAT, 8.25% due
              Obligations                       4/25/2022                                 141,242,404      175,925,760        1.5

              Industrial  FRF        30,000     Alcatel Alsthom, Convertible Bonds,
                                                2.50% due 1/01/2004                         3,926,887        5,103,959        0.0

              Insurance   FRF        35,500     Finaxa, Convertible Bonds, 3% due
                                                1/01/2001                                   9,060,172       11,565,057        0.1

              Multi-      FRF         8,713     Compagnie Generale des Eaux,
              Industry                          Convertible Bonds, 6% due 1/01/1998         4,859,722        5,748,622        0.1

                                                Total Fixed-Income Securities
                                                in France                                 169,433,318      210,413,985        1.8

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
SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                           Currency     Face                                                                Value      Percent of
COUNTRY       Industries Denomination Amount         Fixed-Income Securities               Cost            (Note 1a)   Net Assets

Germany       Banking     DEM     2,310,000     Commerzbank AG, Floating Rate
                                                Convertible Bonds, 0% due
                                                6/15/2001 (b)                         $     1,556,456  $     2,245,727        0.0%
                          USD     5,000,000     Landes Kredit Bank, 7.875% due
                                                4/15/2004                                   4,972,067        5,350,450        0.1
                                                                                      ---------------  ---------------      ------
                                                                                            6,528,523        7,596,177        0.1

              Building    USD    41,100,000     Tarkett AG, 9% due 3/01/2002               39,413,750       42,024,750        0.3
              Materials
              Financial   USD     5,875,000     Veba International Finance
              Services                          (with Warrants), 6% due
                                                4/06/2000 (a)                               2,965,841        5,816,250        0.0

              Government                        Bundesrepublik Deutscheland:
              Obligations DEM    31,000,000       5.75% due 8/20/1998                      22,444,131       21,236,854        0.2
                          DEM   130,500,000       7.375% due 1/03/2005                     99,256,229       94,233,230        0.8
                          DEM   258,000,000       6.25% due 1/04/2024                     152,113,077      158,217,038        1.3
                          DEM   265,000,000     Deutsche Bundespost, 7.75% due
                                                10/01/2004                                197,119,542      194,104,487        1.6
                                                                                      ---------------  ---------------      ------
                                                                                          470,932,979      467,791,609        3.9

              Government  DEM    64,000,000     Baden-Wuerttemberg, 6.20% due
              Obligations                       11/22/2013                                 37,148,769       43,282,797        0.4
              --Regional  DEM    55,000,000     Freie Hansestadt Hamburg, 6.08% due
                                                11/29/2018                                 31,730,765       36,469,169        0.3
                          DEM   170,500,000     Land Hessen, 6% due 11/29/2013             98,586,862      113,054,425        0.9
                          DEM   110,000,000     Mecklenberg-Vorpommern, 6.15% due
                                                6/16/2023                                  61,012,437       70,902,782        0.6
                          DEM   134,950,000     Nordrhein-Westfalen, 6.125% due
                                                12/21/2018                                 77,420,913       89,482,080        0.7
                                                Rheinland-Pfalz:
                          DEM    33,000,000       5.75% due 2/24/2014                      18,324,663       21,488,930        0.2
                          DEM    64,000,000       6.08% due 11/29/2018                     36,935,547       42,436,851        0.4
                          DEM    47,000,000     Sachsen-Anhalt, 6% due 1/10/2014           26,915,615       30,512,260        0.3
                                                                                      ---------------  ---------------      ------
                                                                                          388,075,571      447,629,294        3.8

              Industrial  USD     1,000,000     Siemens Corp. (with Warrants), 8% due
                                                6/24/2002 (a)                               1,318,750        1,328,000        0.0

                                                Total Fixed-Income Securities
                                                in Germany                                909,235,414      972,186,080        8.1


Hong Kong     Industrial  USD    11,300,000     Johnson Electric Holdings Ltd.,
                                                Convertible Bonds, 4.50% due
                                                11/05/2000                                 10,093,904       10,452,500        0.1

              Retail      USD    12,000,000     Dairy Farm International Holdings Ltd.
                                                (Convertible Preferred), 6.50% due
                                                5/10/2049                                   9,525,875        8,130,000        0.0

                                                Total Fixed-Income Securities
                                                in Hong Kong                               19,619,779       18,582,500        0.1

India         Chemicals                         Reliance Industries Limited:
                          USD    15,000,000       8.125% due 9/27/2005                     14,137,500       14,925,000        0.1
                          USD    11,450,000       Convertible Bonds, 3.50% due
                                                  11/03/1999                               11,808,875       12,022,500        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           25,946,375       26,947,500        0.2

                                                Total Fixed-Income Securities
                                                in India                                   25,946,375       26,947,500        0.2


Indonesia     Paper &     USD    19,500,000     APP International Finance, 11.75%
              Forest                            due 10/01/2005                             19,500,000       20,133,750        0.2
              Products                          RAPP International Finance
                                                Company B.V.:
                          USD     3,250,000       11.50% due 12/15/2000                     3,220,165        3,355,625        0.0
                          USD    24,750,000       13.25% due 12/15/2005                    24,090,165       26,915,625        0.2

                                                Total Fixed-Income Securities
                                                in Indonesia                               46,810,330       50,405,000        0.4


Italy         Government  USD     5,000,000     Republic of Italy, 8.75%
              Obligations                       due 2/08/2001                               5,373,050        5,482,820        0.0


                          USD    17,735,000     Republic of Italy/INA, Convertible
                                                Bonds, 5% due 6/28/2001                    17,761,250       17,735,000        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           23,134,300       23,217,820        0.2

              Telecom-                          Softe SA-LUX:
              munica-    ITL 11,500,000,000       Convertible Bonds, 4.25%
              tions                               due 7/30/1998                             7,894,814       11,341,447        0.1
                         ITL 16,760,000,000       (Ex-Warrants), 8.75% due 3/24/1997       10,756,360       11,056,138        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           18,651,174       22,397,585        0.2

                                                Total Fixed-Income Securities
                                                in Italy                                   41,785,474       45,615,405        0.4


Japan         Beverages   JPY 1,004,000,000     Sanyo Coca-Cola Bottling Inc.,
                                                #1 Convertible Bonds, 0.90%
                                                due 6/30/2003                               9,358,932        8,870,505        0.1
                          JPY   100,000,000     Shikoku Coca-Cola Bottling Co., Ltd.,
                                                #1 Convertible Bonds, 2.40% due
                                                3/29/2002                                   1,036,246          989,890        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           10,395,178        9,860,395        0.1
              Chemicals   USD     4,700,000     Shin-Etsu Chemical Co., Ltd.,
                                                (with Warrants) 3.375% due
                                                8/08/2000 (a)                               4,676,500        4,688,250        0.0

              Computers   CHF    13,000,000     NEC Corporation, Convertible Bonds,
                                                1% due 3/31/1999 (t)                       11,909,536       11,715,896        0.1

              Electronics JPY   988,000,000     Matsushita Electric Works, Ltd.,
                                                #8 Convertible Bonds, 2.70% due
                                                5/31/2002                                   9,691,544       10,422,857        0.1

              Insurance   JPY    13,000,000     Mitsui Marine & Fire Insurance
                                                Co.,  Ltd., #3 Convertible Bonds,
                                                0.70% due 3/31/2003                           118,211          114,400        0.0
                          JPY   117,000,000     Nichido Fire & Marine Insurance
                                                Co., Ltd., #5 Convertible Bonds,
                                                1% due 3/31/2003                            1,109,381        1,023,429        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            1,227,592        1,137,829        0.0

              Pharma-     JPY   710,000,000     Yamanouchi Pharmaceutical Co.,
              ceuticals                         Ltd., Convertible Bonds, 1.25%
                                                due 3/31/2014 (t)                           7,563,563        7,310,971        0.1

                                                Total Fixed-Income Securities
                                                in Japan                                   45,463,913       45,136,198        0.4


Malaysia      Multi-      USD    15,500,000     Renong BHD, Convertible Bonds,
              Industry                          2.50% due 1/15/2005                        17,544,487       17,708,750        0.1

                                                Total Fixed-Income Securities
                                                in Malaysia                                17,544,487       17,708,750        0.1


Mexico        Government  USD    80,000,000     Banco Nacional (BNCE), 7.25%
              Obligations                       due 2/02/2004                              57,670,000       67,600,000        0.6
                          USD    45,150,000     Petroleos Mexicanos, 8.625% due
                                                12/01/2023+++                              25,007,000       35,273,437        0.3
                          USD    31,434,000     United Mexican States, 8.50%
                                                due 9/15/2002                              26,780,921       29,665,837        0.2

                                                Total Fixed-Income Securities
                                                in Mexico                                 109,457,921      132,539,274        1.1


New Zealand   Utilities-- NZD     1,760,000     Natural Gas Corp. Holdings,
              Gas                               Convertible Bonds, 10.50% due
                                                10/14/1997                                  1,043,960        2,536,977        0.0

                                                Total Fixed-Income Securities in
                                                New Zealand                                 1,043,960        2,536,977        0.0

Philippines   Utilities   USD    16,000,000     CE Casecnan, 11.45% due 11/15/2005         15,895,000       17,340,000        0.2

                                                Total Fixed-Income Securities in the
                                                Philippines                                15,895,000       17,340,000        0.2


Portugal      Banking     ECU    19,300,000     Banco Commercial Portuguese,
                                                Convertible Bonds, 8.75% due 5/21/2002     26,468,747       25,202,596        0.2

                                                Total Fixed-Income Securities
                                                in Portugal                                26,468,747       25,202,596        0.2


Russia        Telecom-    USD    74,500,000     PLD Telekom, Inc., 0/14% due 6/01/2004
              munications                       (b) (n) (u)+++                             56,787,864       59,182,800        0.5
                          USD    18,700,000     PLD Telekom, Inc., Convertible Bonds,
                                                9% due 6/01/2006 (u)+++                    18,756,250       20,920,625        0.2

                                                Total Fixed-Income Securities
                                                in Russia                                  75,544,114       80,103,425        0.7

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                           Currency     Face                                                                Value      Percent of
COUNTRY       Industries Denomination Amount         Fixed-Income Securities               Cost            (Note 1a)   Net Assets
South Africa  Metals      USD     8,000,000     Samancor Ltd., Convertible Bonds,
                                                7% due 6/30/2004                      $     7,683,500  $     7,960,000        0.1%

                                                Total Fixed-Income Securities in
                                                South Africa                                7,683,500        7,960,000        0.1


South Korea   Electronics USD     5,250,000     Samsung Electronics Co., Convertible
                                                Bonds, 0.25% due 12/31/2006+++              5,250,000        5,656,875        0.0

              Energy      USD    10,540,000     Ssangyong Oil Refining, Convertible
              Related                           Bonds, 3.75% due 12/31/2008                11,126,937       11,146,050        0.1
                          USD     6,795,000     Ssangyong Oil Refining, Convertible
                                                Bonds, 3% due 12/31/2004                    5,003,212        5,011,312        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           16,130,149       16,157,362        0.2

                                                Total Fixed-Income Securities in
                                                South Korea                                21,380,149       21,814,237        0.2

Sweden        Industrial  ECU     7,000,000     SKF--AB Lyons, Convertible Bonds,
                                                0% due 7/26/2002 (b)                        5,984,520        5,613,184        0.1

                                                Total Fixed-Income Securities
                                                in Sweden                                   5,984,520        5,613,184        0.1


Switzerland   Chemicals   USD    24,945,000     Ciba-Geigy Corp., Convertible Bonds,
                                                6.25% due 3/15/2016                        25,632,050       25,132,087        0.2

              Industrial  CHF     1,401,000     Ciba-Geigy AG, Convertible Bonds,
                                                2% due 8/09/1998                            1,178,587        2,803,335        0.0

                                                Total Fixed-Income Securities in
                                                Switzerland                                26,810,637       27,935,422        0.2


United        Cable/Tele- USD    43,250,000     Bell Cablemedia PLC, 0/11.875% due
Kingdom       communi-                          9/15/2005 (b)                              27,463,384       32,329,375        0.3
              cations     USD    23,100,000     Diamond Cable Communications Co.,
                                                0/11.75% due 12/15/2005 (b)                14,454,393       15,159,375        0.1
                          USD    48,000,000     International Cabletel Inc., Series
                                                B, 0/11.50% due 2/01/2006 (b)              29,861,740       29,160,000        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           71,779,517       76,648,750        0.6

              Financial   GBP    11,600,000     TransAtlantic Holdings PLC,
              Services                          Convertible Bonds, 5.50% due
                                                4/30/2009                                  14,179,895       16,321,304        0.1

              Food &      GBP     1,750,000     Allied-Lyons PLC, Convertible Bonds,
              Beverage                          6.75% due 7/07/2008                         2,589,607        2,796,735        0.0

              Government  GBP    20,000,000     United Kingdom Treasury Gilt, 7.75%
              Obligations                       due 9/08/2006                              30,088,910       32,727,192        0.3

              Industrial                        HIH Capital Ltd., Convertible Bonds:
                          USD     4,655,000       (Bearer), 7.50% due 9/25/2006             3,031,038        3,444,700        0.0
                          USD     2,000,000       Convertible Bonds, 7.50% due
                                                  9/25/2006                                 1,665,000        1,460,000        0.0
                                                                                      ---------------  ---------------      ------
                                                                                            4,696,038        4,904,700        0.0

              Multi-      GBP     6,625,000     English China Clays PLC, Convertible
              Industry                          Bonds, 6.50% due 9/30/2003                 10,841,824        9,752,484        0.1

              Real Estate                       Land Securities PLC, Convertible
                                                Bonds:
                          GBP     3,500,000       6.75% due 12/31/2002                      5,301,121        5,835,427        0.1
                          GBP     3,750,000       9.375% due 7/31/2004                      6,587,319        7,045,211        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           11,888,440       12,880,638        0.2
              Retail      GBP    18,300,000     Sainsbury (J.) PLC, Convertible
                                                Bonds, 8.50% due 11/19/2005                33,705,906       34,529,465        0.3

              Telecom-    USD    21,500,000     Comcast UK Cable Partners Ltd.,
              munications                       0/11.20% due 11/15/2007 (b)                12,904,529       13,867,500        0.1
                          USD    39,750,000     TeleWest Communications PLC, 0/11%
                                                due 10/01/2007 (b)                         24,527,513       25,489,687        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           37,432,042       39,357,187        0.3

              Textiles    GBP     2,500,000     Coats Viyella PLC, Convertible Bonds,
                                                Series B, 6.25% due 8/09/2003               3,535,704        3,690,349        0.0

                                                Total Fixed-Income Securities in the
                                                United Kingdom                            220,737,883      233,608,804        1.9


United States Airlines    USD     4,131,821     USAir Pass-Through, 9.33% due
                                                1/01/2006 (d)                               4,028,939        3,811,605        0.0

              Banking     USD    14,250,000     Berkley Federal Bank, 12% due
                                                6/15/2005                                  14,250,000       15,390,000        0.1

              Bio-        USD     7,200,000     Cetus Corporation (Euro), Convertible
              technology                        Bonds, 5.25% due 5/21/2002                  5,220,250        6,948,000        0.1

              Chemicals   USD    10,000,000     Laroche Industries Inc., 13% due
                                                8/15/2004                                  10,325,000       10,775,000        0.1

              Energy      USD    12,374,000     Transamerican Refining Corp., 0% due
                                                2/15/2002 (b)                               9,517,535        9,775,460        0.1
                          USD    18,000,000     TransTexas Gas Corp., 11.50% due
                                                6/15/2002                                  18,000,000       19,125,000        0.2
                                                                                      ---------------  ---------------      ------
                                                                                           27,517,535       28,900,460        0.3

              Financial   USD    10,000,000     Ford Capital BV, 9.375% due 1/01/1998      10,037,900       10,379,200        0.1
              Services--
              Captive

              Healthcare  USD    42,000,000     Omega Healthcare Investors Inc.,
                                                Convertible Bonds, 8.50% due 2/01/2001     42,052,500       43,260,000        0.3

              Home-                             Baldwin Builders & Contractors+++:
              building &  USD    40,000,000       10.25% due 7/18/1997                     40,000,000       38,825,000        0.3
              Construc-   USD     7,500,000       11.25% due 7/18/1997                      7,500,000        7,354,687        0.1
              tion        USD    31,950,000 ++++Baldwin Co., Series B, 10.375% due
                                                8/01/2003                                  30,215,562       12,780,000        0.1
                          USD    37,500,000     Beazer Homes USA, Inc., 9% due
                                                3/01/2004                                  35,597,000       34,687,500        0.3
                          USD    13,750,000     Presley Companies, Senior Notes,
                                                12.50% due 7/01/2001                       13,690,312       13,062,500        0.1
                                                                                      ---------------  ---------------      ------
                                                                                          127,002,874      106,709,687        0.9

              Hospital    USD     1,000,000     Novacare, Inc., Convertible Bonds,
              Management                        5.50% due 1/15/2000                           857,500          892,500        0.0

              Industrial  USD    20,000,000     AM General Corp., 0/12.875% due
                                                5/01/2002 (b)                              19,844,720       19,200,000        0.1
                          USD    29,635,000     Brooks Fiber Properties, 0/10.875%
                                                due 3/01/2006 (b)                          16,727,028       17,336,475        0.1
                          USD    21,750,000     Crown Packaging Enterprises, 0/14%
                                                due 8/01/2006 (b)+++                        8,722,869        8,613,761        0.1
                          USD    20,000,000     Crown Packaging Ltd., 10.75% due
                                                11/01/2000                                 20,000,000       19,000,000        0.2
                          USD    10,000,000     Easco Corp., 10% due 3/15/2001             10,005,000       10,050,000        0.1
                          USD    27,000,000     Envirotest Systems Corp., 9.125% due
                                                3/15/2001                                  24,683,460       24,705,000        0.2
                          USD    28,000,000     Genmar Holdings, Inc., 13.50% due
                                                7/15/2001                                  27,803,975       27,160,000        0.2
                          USD    71,500,000     International Semi-Tech
                                                Microelectronics, Inc., 0/11.50%
                                                due 8/15/2003 (b)                          46,852,840       43,436,250        0.4
                                                                                      ---------------  ---------------      ------
                                                                                          174,639,892      169,501,486        1.4

              Leisure--   USD    20,000,000     Prime Hospitality Corp., 9.25%
              Restaurant &                      due 1/15/2006                              19,012,500       19,900,000        0.2
              Lodging

              Merchandis- USD    12,000,000     Price Club Co., Convertible Bonds,
              ing                               5.50% due 2/28/2012                        11,213,250       12,210,000        0.1

              Metals      USD    15,000,000     Oregon Steel Mills, Inc., 11% due
                                                6/15/2003                                  15,000,000       15,937,500        0.1

              Oil & Related                     PDV America, Inc.:
                          USD    35,000,000       7.25% due 8/01/1998                      34,856,150       34,868,750        0.3
                          USD    10,000,000       7.75% due 8/01/2000                      10,062,500        9,937,500        0.1
                          USD     6,000,000     USX Marathon Oil Corp., Convertible
                                                Bonds, 7% due 6/15/2017                     5,650,000        5,760,000        0.1
                                                                                      ---------------  ---------------      ------
                                                                                           50,568,650       50,566,250        0.5

              Oil Service USD     8,250,000     KCS Energy Inc., 11% due 1/15/2003          8,714,062        8,951,250        0.1

              Real Estate USD    23,435,612     RTC Commercial Mortgage, Class C,
                                                8.25% due 12/25/2020 (d)                   23,076,754       23,084,077        0.2

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                           Currency     Face                                                                Value      Percent of
COUNTRY       Industries Denomination Amount         Fixed-Income Securities               Cost            (Note 1a)   Net Assets
United States Real Estate USD    24,500,000     Alexander Haagen Properties Inc.,
(concluded)   Investment                        Exchangeable Debentures, 7.25% due
              Trusts                            12/27/2003+++                         $    24,348,750  $    23,979,375        0.2%
                          USD     7,000,000     Centerpoint Properties Corp.,
                                                Convertible Bonds, 8.22% due
                                                1/15/2004                                   7,000,000       10,325,000        0.1
                          USD    10,000,000     First Nationwide Escrow, 10.625% due
                                                10/01/2003+++                              10,000,000       10,550,000        0.1
                          USD    30,000,000     First Union Real Estate, 8.875% due
                                                10/01/2003                                 29,756,100       27,375,000        0.2
                          USD    25,000,000     First Washington Realty, 8.25% due
                                                6/27/1999+++                               25,000,000       25,437,500        0.2
                                                Health & Retirement Properties Trust,
                                                Convertible Bonds:
                          USD    40,000,000       7.250% due 10/01/2001                    40,000,000       40,000,000        0.3
                          USD    15,000,000       7.50% due 10/01/2003                     15,000,000       15,000,000        0.1
                                                LTC Properties, Inc., Convertible
                                                Bonds:
                          USD    10,000,000       8.25% due 1/01/1999                      10,000,000       10,900,000        0.1
                          USD    10,000,000       8.50% due 1/01/2001                      10,000,000       10,500,000        0.1
                          USD    12,500,000       8% due 7/01/2001                         12,500,000       13,375,000        0.1
                                                Malan Realty Investors, Inc.,
                                                Convertible Bonds:
                          USD    27,000,000       8.50% due 7/01/2003                      27,000,000       27,506,250        0.2
                          USD     4,750,000       9.50% due 7/15/2004                       3,859,375        4,298,750        0.0
                                                Meditrust, Convertible Bonds:
                          USD     5,000,000       7% due 3/01/1998                          5,035,000        5,750,000        0.1
                          USD     9,415,000       8.54% due 7/01/2000                       9,602,637       10,074,050        0.1
                          USD    10,000,000       7.50% due 3/01/2001                      10,000,000       10,300,000        0.1
                          USD     5,000,000     Mid-Atlantic Realty Trust,
                                                Convertible Bonds, 7.625% due
                                                9/15/2003                                   4,875,000        4,700,000        0.0
                          USD    22,000,000     National Health Investors,
                                                Convertible Bonds, 7.75% due
                                                1/01/2001                                  22,000,000       23,540,000        0.2
                          USD    23,000,000     Nationwide Health Properties Inc.,
                                                Convertible Bonds, 6.25% due
                                                1/01/1999                                  22,800,000       23,000,000        0.2
                          USD     5,500,000     Sizeler Property Investors, Inc.,
                                                Convertible Bonds, 8% due 7/15/2003         5,505,000        4,771,250        0.0
                                                                                      ---------------  ---------------      ------
                                                                                          294,281,862      301,382,175        2.4

              Resources   USD    12,000,000     Freeport-McMoRan Resources,
                                                8.75% due 2/15/2004                        11,116,875       12,225,000        0.1

              Retail--    USD    29,500,000 ++++Coinstar Inc., 0/13% due 10/01/2006
              Miscellaneous                     (b) (k)+++                                 20,430,013       20,502,500        0.2

              Savings     USD    21,400,000     First Federal Financial Corporation,
              Bank                              11.75% due 10/01/2004                      21,401,250       23,112,000        0.2

              Steel       USD    15,000,000     Bar Technologies Ltd., 13.50% due
                                                4/01/2001                                  13,898,344       15,075,000        0.1

              Telecom-    USD    20,000,000     American Communications Services,
              munications                       Inc., 0/13% due 11/01/2005 (b)             11,699,628       11,200,000        0.1
                          USD    28,500,000     Busse Broadcasting, 11.625% due
                                                10/15/2000                                 27,478,987       28,785,000        0.3
                          USD    38,000,000     CAI Wireless Systems, Inc., 12.25%
                                                due 9/15/2002                              39,322,000       36,670,000        0.3
                          USD    59,500,000     CS Wireless Systems, Inc., 0/11.375%
                                                due 3/01/2006 (b) (q)+++                   34,907,847       27,518,750        0.2
                          USD    15,500,000     Call Net Enterprise, Inc., 0/13.25%
                                                due 12/01/2004 (b)                         10,521,689       12,128,750        0.1
                          USD    76,000,000     CellNet Data Systems, Inc., 0/13% due
                                                6/15/2005 (b) (h)+++                       48,829,774       58,140,000        0.5
                                                Geotek Communications, Inc.:
                          USD    99,000,000       0/15% due 7/15/2005 (b)                  45,958,118       62,865,000        0.5
                          USD    20,000,000       Convertible Bonds, 12% due
                                                  2/15/2001+++                             20,000,000       20,725,000        0.2


                          USD    30,000,000     Millicom International Cellular S.A.,
                                                0/13.5% due 6/01/2006 (b)+++               16,424,034       17,100,000        0.1
                          USD    38,500,000     Nextel Communications, Inc., 0/9.75%
                                                due 8/15/2004 (b)                          28,603,737       24,303,125        0.2
                                                Teleport Communications Group Inc.:
                          USD     3,000,000       9.875% due 7/01/2006                      3,000,000        3,060,000        0.0
                          USD    34,000,000       0/11.125% due 7/01/2007 (b)              20,510,380       21,760,000        0.2
                                                United International Holdings,
                                                Inc. (b):
                          USD    39,250,000       0% due 11/15/1999 (f)                    24,964,747       27,475,000        0.2
                          USD    11,000,000       Series B, 0% due 11/15/1999               7,289,584        7,700,000        0.1
                                                United USN Inc. (b):
                          USD    47,000,000       0/14% due 9/30/2003 (i)+++               29,610,393       29,269,250        0.3
                          USD    35,000,000       Convertible Bonds, 0/9% due
                                                  9/30/2003+++                             27,079,878       26,876,500        0.2
                                                                                      ---------------  ---------------      ------
                                                                                          396,200,796      415,576,375        3.5
              Textiles &  USD    18,250,000     Texfi Industries, Inc., 8.75% due
              Apparel                           8/01/1999                                  17,930,300       16,060,000        0.1

              Transpor-   USD    10,625,000     Eletson Holdings Inc., 9.25% due
              tation                            11/15/2003                                 10,558,437       10,505,469        0.1

              Transpor-   USD    27,000,000     Teekay Shipping Corporation, 8.32%
              tation--                          due 2/01/2008                              26,002,500       26,190,000        0.2
              Shipping

              Trucking    USD    32,000,000     Ameritruck Distribution, 12.25% due
                                                11/15/2005                                 31,563,525       31,760,000        0.3

              US Govern-                        Federal Home Loan Mortgage Corp.,
              ment &                            REMIC (d) (g):
              Agency      USD     4,910,000       1243-HP, 5.625% due 11/25/2015            4,788,017        4,839,394        0.0
              Obligations USD    10,000,000       Series, 6.30% due 5/15/2008               9,210,937        9,379,687        0.1
                                                Federal National Mortgage
                                                Association (d):
                          USD     7,815,443       8% due 10/01/2024                         7,462,527        7,986,367        0.1
                          USD    15,685,499       8% due 12/01/2024                        15,408,552       16,028,541        0.1
                                                US Treasury Notes & Bonds:
                          USD   341,100,000       6% due 5/31/1998                        339,137,636      342,645,183        2.9
                          USD   100,000,000       6.125% due 8/31/1998                     99,632,812      100,672,000        0.8
                          USD    55,000,000       7.875% due 8/15/2001                     53,943,600       59,013,350        0.5
                          USD    25,000,000       6.25% due 2/15/2003                      25,710,937       25,089,750        0.2
                                                US Treasury STRIPS (b) (m):
                          USD    22,000,000       0% due 5/15/2000                         17,525,317       17,856,960        0.2
                          USD     5,000,000       0% due 2/15/2019                          1,190,741        1,085,900        0.0
                                                                                      ---------------  ---------------      ------
                                                                                          574,011,076      584,597,132        4.9

               Utilities--                      CTC Mansfield Funding Corp.,
               Electric   USD     5,483,000     10.25% due 3/30/2003                        5,602,320        5,585,806        0.1
                          USD    15,000,000     Calpine Corp., Inc., 9.25%
                                                due 2/01/2004                              13,857,500       14,643,750        0.1
                          USD     3,000,000     Cleveland Electric Illuminating
                                                Company Inc., First Mortgage, 9.05%
                                                due 8/15/2001                               3,093,750        3,090,000        0.0
                                                Toledo Edison Co.:
                          USD     3,000,000       9.50% due 4/01/2001                       3,221,250        3,150,000        0.1
                          USD     1,500,000       7.85% due 3/31/2003                       1,296,450        1,447,500        0.0
                          USD     2,000,000       7.91% due 4/01/2003                       1,992,500        1,932,500        0.0
                                                                                      ---------------  ---------------      ------
                                                                                           29,063,770       29,849,556        0.3

                                                Total Fixed-Income Securities in the
                                                United States                           1,989,976,354    2,014,052,222       16.9


                                                Total Investments in Fixed-Income
                                                Securities                              4,416,512,935    4,666,792,822       39.1

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                        Currency        Face                                                                Value      Percent of
COUNTRY               Denomination    Amount         Short-Term Securities                 Cost            (Note 1a)   Net Assets
Canada        Foreign     USD     1,500,000     Canadian Treasury Bill, 6.06% due
              Government                        11/14/1996                            $     1,105,823  $     1,117,533        0.0%
              Obligations*


United States Commercial                        A I Credit:
              Paper*      USD    20,000,000       5.35% due 11/12/1996                     19,967,306       19,967,306        0.2
                          USD    14,025,000       5.37% due 11/12/1996                     14,001,987       14,001,987        0.1
                          USD    20,000,000     Alcatel Alsthom Cie Generale
                                                d'Electricite S.A., 5.24% due
                                                12/20/1996                                 19,857,356       19,857,356        0.2
                          USD    25,000,000     AlliedSignal, Inc., 5.25% due
                                                11/07/1996                                 24,978,125       24,978,125        0.2
                                                American Express Credit Corp.:
                          USD    50,000,000       5.28% due 11/26/1996                     49,816,667       49,816,667        0.4
                          USD    50,000,000       5.26% due 12/10/1996                     49,715,083       49,715,083        0.4
                          USD    20,000,000     Ameritech Credit Corp., 5.22% due
                                                11/13/1996                                 19,965,200       19,965,200        0.2
                                                Associates Corp. of North America:
                          USD    20,000,000       5.26% due 12/10/1996                     19,886,033       19,886,033        0.2
                          USD    80,000,000       5.25% due 12/20/1996                     79,428,333       79,428,333        0.7
                          USD    50,000,000     BBV Finance (Delaware), Inc.,
                                                5.22% due 11/12/1996                       49,920,250       49,920,250        0.4
                          USD    50,000,000     Barclays U.S. Funding, 5.23% due
                                                11/25/1996                                 49,825,667       49,825,667        0.4
                                                CIT Group Holdings, Inc. (The):
                          USD    30,000,000       5.22% due 12/09/1996                     29,834,700       29,834,700        0.3
                          USD    30,000,000       5.24% due 12/20/1996                     29,786,033       29,786,033        0.2
                                                Caisse des Depots et Consignations:
                          USD    21,555,000       5.37% due 11/07/1996                     21,535,708       21,535,708        0.2
                          USD    20,000,000       5.25% due 12/06/1996                     19,897,917       19,897,917        0.2
                          USD    60,000,000       5.24% due 12/12/1996                     59,641,933       59,641,933        0.5
                                                Cargill Inc.:
                          USD    50,000,000       5.23% due 11/18/1996                     49,876,514       49,876,514        0.4
                          USD    30,000,000       5.35% due 11/18/1996                     29,924,208       29,924,208        0.3
                                                Ciesco, L.P.:
                          USD    25,000,000       5.33% due 11/15/1996                     24,948,181       24,948,181        0.2
                          USD    20,000,000       5.28% due 12/02/1996                     19,909,067       19,909,067        0.2
                          USD    15,000,000       5.23% due 12/13/1996                     14,908,475       14,908,475        0.1
                          USD    30,000,000       5.25% due 12/13/1996                     29,816,250       29,816,250        0.2
                          USD    25,000,000     Coca-Cola Company (The), 5.21% due
                                                12/09/1996                                 24,862,514       24,862,514        0.2
                                                Daimler-Benz AG:
                          USD    35,207,000       5.35% due 11/07/1996                     35,175,607       35,175,607        0.3
                          USD    25,000,000       5.33% due 11/22/1996                     24,922,271       24,922,271        0.2
                                                Delaware Funding Corp.:
                          USD    35,000,000       5.35% due 11/08/1996                     34,963,590       34,963,590        0.3
                          USD    45,000,000       5.26% due 11/15/1996                     44,907,950       44,907,950        0.4
                          USD    19,934,000       5.25% due 11/22/1996                     19,872,952       19,872,952        0.2
                          USD    50,000,000     Deutsche Bank Financial, Inc.,
                                                5.225% due 11/20/1996                      49,862,118       49,862,118        0.4
                                                du Pont (E.I.) de Nemours & Co.:
                          USD    45,000,000       5.26% due 11/06/1996                     44,967,125       44,967,125        0.4
                          USD    57,000,000       5.25% due 11/14/1996                     56,891,938       56,891,938        0.5
                          USD    18,000,000       5.23% due 11/18/1996                     17,955,545       17,955,545        0.1
                          USD    25,000,000       5.23% due 11/21/1996                     24,927,361       24,927,361        0.2


                                                Eiger Capital Corp.:
                          USD    19,074,000       5.40% due 11/08/1996                     19,053,972       19,053,972        0.2
                          USD    32,000,000       5.28% due 11/25/1996                     31,887,360       31,887,360        0.3
                          USD    20,000,000       5.32% due 11/25/1996                     19,929,067       19,929,067        0.2
                          USD   100,000,000     Ford Motor Credit Co., 5.36% due
                                                11/15/1996                                 99,791,556       99,791,556        0.8
                          USD    19,950,000     France Telecom, 5.24% due 11/07/1996       19,932,577       19,932,577        0.2
                          USD    71,886,000     General Motors Acceptance Corp.,
                                                5.56% due 11/01/1996                       71,886,000       71,886,000        0.6
                          USD    50,000,000     Goldman Sachs Group L.P., 5.40% due
                                                11/04/1996                                 49,977,500       49,977,500        0.4
                                                IBM Credit Corp.:
                          USD    50,000,000       5.37% due 11/19/1996                     49,865,750       49,865,750        0.4
                          USD    50,000,000       5.24% due 12/19/1996                     49,650,667       49,650,667        0.4
                                                IBRD Discount Notes:
                          USD    17,940,000       5.21% due 11/21/1996                     17,888,074       17,888,074        0.1
                          USD    72,155,000       5.18% due 12/06/1996                     71,791,619       71,791,619        0.6
                          USD    35,000,000     International Lease Finance Corp.,
                                                5.32% due 11/14/1996                       34,932,761       34,932,761        0.3
                          USD    20,000,000     KFW International Finance Inc.,
                                                5.29% due 11/12/1996                       19,967,672       19,967,672        0.2
                                                Metlife Funding Corp.:
                          USD    20,171,000       5.39% due 11/05/1996                     20,158,920       20,158,920        0.2
                          USD    20,000,000       5.38% due 11/06/1996                     19,985,056       19,985,056        0.2
                          USD    27,905,000       5.37% due 11/18/1996                     27,834,238       27,834,238        0.2
                          USD    20,000,000       5.42% due 11/20/1996                     19,942,789       19,942,789        0.2
                          USD    20,000,000     Monsanto Company, 5.25% due
                                                11/04/1996                                 19,991,250       19,991,250        0.2
                          USD    20,000,000     National Australia Funding (Delaware)
                                                Inc., 5.23% due 12/06/1996                 19,898,306       19,898,306        0.2
                          USD    30,000,000     Pepsico, Inc., 5.22% due 11/06/1996        29,978,250       29,978,250        0.3
                                                Pfizer Inc.:
                          USD    60,000,000       5.26% due 11/04/1996                     59,973,700       59,973,700        0.5
                          USD    21,400,000       5.24% due 11/07/1996                     21,381,311       21,381,311        0.2
                                                Preferred Receivable Funding Corp.:
                          USD    22,400,000       5.26% due 11/08/1996                     22,377,090       22,377,090        0.2
                          USD    26,000,000       5.26% due 11/14/1996                     25,950,614       25,950,614        0.2
                          USD    30,000,000       5.25% due 11/26/1996                     29,890,625       29,890,625        0.2
                          USD    22,675,000       5.26% due 12/03/1996                     22,568,982       22,568,982        0.2
                          USD    30,000,000     Procter & Gamble Co., 5.22% due
                                                12/05/1996                                 29,852,100       29,852,100        0.2
                                                Sandoz Corporation:
                          USD    20,000,000       5.40% due 11/12/1996                     19,967,000       19,967,000        0.2
                          USD    27,000,000       5.23% due 11/26/1996                     26,901,937       26,901,937        0.2
                          USD    13,900,000       5.30% due 11/26/1996                     13,848,840       13,848,840        0.1
                          USD    19,100,000       5.27% due 12/02/1996                     19,013,323       19,013,323        0.1
                          USD    20,000,000       5.23% due 12/17/1996                     19,866,344       19,866,344        0.2
                                                Sheffield Receivables Corp.:
                          USD    46,900,000       5.25% due 11/19/1996                     46,776,888       46,776,888        0.4
                          USD    45,700,000       5.25% due 11/25/1996                     45,540,050       45,540,050        0.4
                                                Siemens Corporation AG:
                          USD    25,000,000       5.23% due 12/12/1996                     24,851,090       24,851,090        0.2
                          USD    50,000,000       5.22% due 12/17/1996                     49,666,500       49,666,500        0.4
                          USD    42,000,000     Societe Generale N.A., 5.26% due
                                                11/27/1996                                 41,840,447       41,840,447        0.3
                          USD    50,000,000     Toys 'R' Us, Inc., 5.26% due
                                                11/05/1996                                 49,970,778       49,970,778        0.4
                          USD    12,800,000     Transamerica Corporation, 5.24% due
                                                11/15/1996                                 12,773,916       12,773,916        0.1
                          USD    50,000,000     UBS Finance Delaware, Inc., 5.22% due
                                                11/19/1996                                 49,869,500       49,869,500        0.4

SCHEDULE OF INVESTMENTS (concluded)                                                                                (in US dollars)
                        Currency        Face                                                                Value      Percent of
COUNTRY               Denomination    Amount         Short-Term Securities                 Cost            (Note 1a)   Net Assets

United States Commercial                        Xerox Corp.:
(concluded)   Paper*      USD    35,000,000       5.39% due 11/08/1996                $    34,963,318  $    34,963,318        0.3%
              (concluded) USD    30,000,000       5.35% due 11/13/1996                     29,946,500       29,946,500        0.2
                          USD    30,000,000       5.30% due 11/26/1996                     29,889,583       29,889,583        0.2
                          USD    26,400,000     Xerox Credit Corp., 5.37% due
                                                11/13/1996                                 26,352,744       26,352,744        0.2
                                                                                      ---------------  ---------------      ------
                                                                                        2,575,126,528    2,575,126,528       21.6
              US Govern-                        Federal Home Loan Bank:
              ment &      USD    14,505,000       5.21% due 11/21/1996                     14,463,016       14,463,016        0.1
              Agency      USD    36,000,000       5.17% due 12/02/1996                     35,839,730       35,839,730        0.3
              Obligations*                      Federal Home Loan Mortgage Corp.:
                          USD    40,000,000       5.19% due 11/19/1996                     39,896,200       39,896,200        0.3
                          USD    25,000,000       5.18% due 12/11/1996                     24,856,111       24,856,111        0.2
                          USD    30,000,000       5.17% due 12/20/1996                     29,788,892       29,788,892        0.3
                                                Federal National Mortgage
                                                Association:
                          USD    38,000,000       5.20% due 11/08/1996                     37,961,578       37,961,578        0.3
                          USD    56,000,000       5.17% due 11/18/1996                     55,863,282       55,863,282        0.5
                          USD    10,200,000       5.18% due 11/27/1996                     10,161,841       10,161,841        0.1
                                                                                      ---------------  ---------------      ------
                                                                                          248,830,650      248,830,650        2.1

                                                Total Short-Term Securities in the
                                                United States                           2,823,957,178    2,823,957,178       23.7


                                                Total Investments in Short-Term
                                                Securities                              2,825,063,001    2,825,074,711       23.7


              Total Investments                                                       $10,841,006,739   11,804,281,027       98.9
              Short Sales (Proceeds--$13,058,078)**                                   ===============      (12,562,286)      (0.1)

              Unrealized Depreciation on Forward Foreign Exchange Contracts***                              (2,424,249)       0.0

              Variation Margin on Futures Contracts****                                                       (685,000)       0.0

              Other Assets Less Liabilities                                                                143,532,394        1.2
                                                                                                       ---------------      ------
              Net Assets                                                                               $11,932,141,886      100.0%
                                                                                                       ===============      ======

           (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
           (b)Represents a zero coupon or step bond. The interest rate shown on a step bond represents the fixed rate of interest that will commence its accrual on a pre-
              determined date until maturity.
           (c)Security held as collateral in connection with open financial futures contracts.
           (d)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
           (e)Name changed from Chemical Banking Corp.
           (f)Each $1,000 face amount contains one warrant of United International Holdings, Inc.
           (g)Real Estate Mortgage Investment Conduits (REMIC).
           (h)Each $1,000 face amount contains four warrants of CellNet Data Systems, Inc.
           (i)Each $1,000 face amount contains one warrant of United USN, Inc.
           (j)Name changed from Amev N.V.
           (k)Each $1,000 face amount contains one warrant of Coinstar, Inc.
           (l)Name changed from Aetna Life & Casualty Co.
           (m)Separate Trading of Registered Interest and Principal of Securities (STRIPS).
           (n)Each $1,000 face amount contains one warrant of PLD Telekom, Inc.

           (o)Created as a result of the merger of Kymmene Corporation and Repola Ltd.
           (p)Name changed from Carr Realty Corp.
           (q)Each $1,000 face amount contains 1.1 shares of common stock of CS Wireless
              Systems, Inc.
           (r)Name changed from Sherritt, Inc.
           (s)Each $10 face amount contains 40 shares of common stock of First Place Tower.
           (t)Securities held as collateral in connection with covered short sales.
           (u)Name changed from Petersburg Long Distance Inc.
            ++American Depositary Receipts (ADR).
          ++++Non-income producing security.
           +++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $539,620,000, representing 4.5% of net assets.

                                                        Acquisition                       Value
              Issue                                       Date(s)          Cost         (Note 1a)
              Abril S.A., 12% due 10/25/2003            10/18/1995--
                                                        10/19/1995     $15,030,000     $15,562,500
              Alexander Haagen Properties Inc.,
                Exchangeable Debentures, 7.25%           2/13/1995--
                due 12/27/2003                          12/27/1995      24,348,750      23,979,375
              Baldwin Builders & Contractors, 10.25%
                due 7/18/1997                            2/01/1996      40,000,000      38,825,000
              Baldwin Builders & Contractors, 11.25%
                due 7/18/1997                            2/01/1996       7,500,000       7,354,687
              CS Wireless Systems, Inc., 0/11.375% due   2/16/1996--
                3/01/2006                                6/07/1996      34,907,847      27,518,750
              Catellus Development Corp. (7.25%         10/23/1993--
                Exchangeable, Series B)                  8/24/1995      33,521,250      38,402,000
              CellNet Data Systems Inc., 0/13% due      11/16/1995--
                6/15/2005                                3/15/1996      48,829,774      58,140,000
              Coinstar Inc., 0/13% due 10/01/2006       10/22/1996      20,430,013      20,502,500
              Companhia Vale Do Rio Doce, 10% due
                4/02/2004                                 3/5/1996      11,485,878      11,830,625
              Crown Packaging Enterprises, 0/14% due
                8/01/2006                                8/09/1996       8,722,869       8,613,761
              Diva Systems Corp. (Convertible, Series C) 7/17/1996--
                                                         8/22/1996       8,410,000       8,892,500
              First Nationwide Escrow, 10.625% due
                10/01/2003                               9/13/1996      10,000,000      10,550,000
              First Washington Realty, 8.25% due
                6/27/1999                                6/27/1994      25,000,000      25,437,500
              Four Seasons Hotel, Inc., 9.125% due       6/23/1993--
                7/01/2000                                4/21/1994      20,917,750      21,131,250
              Geotek Communications, Inc., Convertible   3/01/1996--
                Bonds, 12% due 2/15/2001                 9/05/1996      20,000,000      20,725,000
              Geotek Communications, Inc. (Warrants)     7/31/1995      14,200,634       7,875,000
              Millicom International Cellular S.A.,      5/24/1996--
                0/1350% due 6/01/2006                    7/16/1996      16,424,034      17,100,000
              PLD Telekom, Inc., 0/14% due 6/01/2004     5/24/1996--
                                                         8/09/1996      56,787,864      59,182,800
              PLD Telekom, Inc., Convertible Bonds,
                9% due 6/01/2006                         5/24/1996--
                                                         8/09/1996      18,756,250      20,920,625
              Petroleos Mexicanos, 8.625%                5/24/1996--
                due 12/01/2023                           8/01/1996      25,007,000      35,273,437
              Samsung Electronics Co., Convertible
                Bonds, 0.25% due 12/31/2006              9/17/1996       5,250,000       5,656,875
              United USN Inc., 0/14% due 9/30/2003       9/30/1996      29,610,393      29,269,250
              United USN Inc., Convertible, 0/9% due
                9/30/2003                                9/30/1996      27,079,878      26,876,500

              Total                                                   $522,220,184    $539,619,935
                                                                      ============    ============


       +++++++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies"
              in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                           Net Share        Net         Dividend
              Industry         Affiliate                   Activity         Cost         Income

              Healthcare       Advocat, Inc.                  --             --           ++++
                Services
              Paper & Pulp     Asia Pacific Resources
                                 International Holdings
                                 Ltd. (ADR)               $  609,600    $ 2,858,468       ++++
              Paper & Pulp     Asia Pulp & Paper
                                 Company Ltd. (ADR)        1,715,000     19,722,500       ++++
              Computers        Borland International
                                 Corp.                     1,900,000     28,496,506       ++++
              Retail Stores    Buttrey Food & Drug
                                 Stores Co.                   --             --           ++++
              Retail Stores    Filene's Basement Corp.        --             --           ++++
              Metals           Lukens Inc.                 1,350,000     25,689,657      532,100
              Real Estate      Mid-America Realty
                Investment      Investments                   --             --          581,944
                Trusts
              Banking          Oriental Bank and Trust        73,600         --          173,880
              Real Estate      Prime Retail, Inc.          1,251,325     13,982,561      923,608
                Investment     Prime Retail, Inc. (10.50%)    --             --        2,193,188
                Trusts
              Computers        Stratus Computer, Inc.      1,200,000     23,632,111       ++++


             *Commercial Paper and certain US and Foreign Government & Agency Obligations are traded on a discount basis. The interest rates shown are the rates in effect on October 31, 1996.
            **Covered Short Sales entered into as of October 31, 1996 were as follows:

              Common                                                                     Value
              Shares                           Issue                                   (Note 1i)
              519,000                     NEC Corporation                           $ (5,657,670)
              340,000                Yamanouchi Pharmaceuticals
                                             Co., Ltd.                                (6,904,616)

              Total (Proceeds--$13,058,078)                                         $(12,562,286)
                                                                                    ============


           ***Forward Foreign Exchange Contracts as of October 31, 1996 were as follows:

                                                                                     Unrealized
              Foreign                       Expiration                               Appreciation
              Currency Sold                    Date                                 (Depreciation)

              CHF     23,000,000           November 1996                              $   (57,062)
              CHF    102,000,000           December 1996                                  107,678
              DEM    554,000,000           November 1996                                5,222,430
              DEM    453,000,000           December 1996                               (2,757,482)
              DEM    329,000,000            January 1997                               (2,503,475)
              DKR     10,000,000           November 1996                                   13,279
              ECU     73,000,000           November 1996                                  295,220
              ECU     45,000,000           December 1996                                 (477,950)
              ESP  5,000,000,000           November 1996                                  300,500
              ESP  1,100,000,000           December 1996                                 (151,702)
              ESP  3,300,000,000            January 1997                                 (146,866)
              FRF    436,000,000           November 1996                                 (407,065)
              FRF    195,000,000           December 1996                                 (402,340)
              FRF    149,000,000            January 1997                                 (235,244)
              GBP    101,000,000           November 1996                               (7,941,540)
              GBP     51,000,000           December 1996                               (2,951,697)
              JPY 20,500,000,000           November 1996                                7,741,457
              JPY  7,000,000,000           December 1996                                1,537,566
              JPY  7,000,000,000            January 1997                                  194,240
              NLG    112,000,000           November 1996                                  825,195
              NLG     29,000,000           December 1996                                  249,313
              NLG     16,000,000            January 1997                                   25,016
              NOK     25,000,000           November 1996                                  (74,708)
              NOK     85,000,000           December 1996                                 (280,950)
              SKR    230,000,000           December 1996                                 (268,482)
              SKR    235,000,000            January 1997                                 (279,580)

              Total Unrealized Depreciation on Forward Foreign Exchange
              Contracts--Net (USD Commitment--$2,092,365,033)                         $(2,424,249)
                                                                                      ===========


          ****Financial Futures Contracts sold as of October 31, 1996 were as follows:

              Number of                                    Expiration                     Value
              Contracts            Issue                     Date                       (Note 1a)
              200        Standard & Poor's 500 Index      December 1996               $70,965,000

              Total Financial Futures Contracts Sold
              (Total Contract Price--$68,903,125)                                     $70,965,000
                                                                                      ===========


              See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                   As of October 31, 1996
Assets:            Investments, at value (identified cost--$10,841,006,739) (Note 1a)                               $11,804,281,027
                   Foreign cash (Note 1c)                                                                                     2,041
                   Receivables:
                     Interest                                                                     $  110,542,497
                     Securities sold                                                                  60,946,101
                     Capital shares sold                                                              24,212,607
                     Short sales (Note 1i)                                                            13,058,078
                     Dividends                                                                         8,215,874
                     Forward foreign exchange contracts (Note 1d)                                      1,656,223
                     Principal paydowns                                                                   50,731        218,682,111
                                                                                                  --------------
                   Prepaid registration fees and other assets (Note 1g)                                                     335,952
                                                                                                                    ---------------
                   Total assets                                                                                      12,023,301,131
                                                                                                                    ---------------

Liabilities:       Common stocks sold short, at market value (proceeds--$13,058,078) (Note 1i)                           12,562,286
                   Unrealized depreciation on foward foreign exchange contracts (Note 1d)                                 2,424,249
                   Payables:
                     Securities purchased                                                             32,779,667
                     Capital shares redeemed                                                          21,222,229
                     Distributor (Note 2)                                                              7,840,597
                     Investment adviser (Note 2)                                                       6,720,415
                     Variation margin (Note 1d)                                                          685,000
                   Forward foreign exchange contracts (Note 1d)                                          432,600         69,680,508
                                                                                                  --------------
                   Accrued expenses and other liabilities                                                                 6,492,202
                                                                                                                    ---------------
                   Total liabilities                                                                                     91,159,245
                                                                                                                    ---------------


Net Assets:        Net assets                                                                                       $11,932,141,886
                                                                                                                    ---------------


Net Assets         Class A Shares of Common Stock, $0.10 par value, 300,000,000
Consist of:        shares authorized                                                                                $    12,139,267
                   Class B Shares of Common Stock, $0.10 par value, 1,500,000,000
                   shares authorized                                                                                     57,933,600
                   Class C Shares of Common Stock, $0.10 par value, 200,000,000
                   shares authorized                                                                                      2,601,840
                   Class D Shares of Common Stock, $0.10 par value, 900,000,000
                   shares authorized                                                                                      6,890,966
                   Paid-in capital in excess of par                                                                  10,184,636,288
                   Undistributed investment income--net                                                                 188,632,757
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net                                                                           520,067,231
                   Unrealized appreciation on investments and foreign currency
                   transactions--net                                                                                    959,239,937
                                                                                                                    ---------------
                   Net assets                                                                                       $11,932,141,886
                                                                                                                    ===============


Net Asset          Class A--Based on net assets of $1,841,974,296 and 121,392,667
Value:                      shares outstanding                                                                      $         15.17
                                                                                                                    ===============
                   Class B--Based on net assets of $8,660,279,417 and 579,336,002
                            shares outstanding                                                                      $         14.95
                                                                                                                    ===============
                   Class C--Based on net assets of $385,752,514 and 26,018,395
                            shares outstanding                                                                      $         14.83
                                                                                                                    ===============
                   Class D--Based on net assets of $1,044,135,659 and 68,909,658
                            shares outstanding                                                                      $         15.15
                                                                                                                    ===============

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                   For the Year Ended October 31, 1996
Investment         Interest and discount earned (net of $41,161 foreign withholding tax)                            $   535,209,007
Income             Dividends (net of $5,677,814 foreign withholding tax)                                                109,844,707
(Notes 1e & 1f):   Other                                                                                                  2,326,343
                                                                                                                    ---------------
                   Total income                                                                                         647,380,057
                                                                                                                    ---------------


Expenses:          Investment advisory fees (Note 2)                                              $   78,610,213
                   Account maintenance and distribution fees--Class B (Note 2)                        78,009,323
                   Transfer agent fees--Class B (Note 2)                                              11,338,388
                   Account maintenance and distribution fees--Class C (Note 2)                         2,485,555
                   Custodian fees                                                                      2,419,837
                   Transfer agent fees--Class A (Note 2)                                               2,111,250
                   Account maintenance fees--Class D (Note 2)                                          1,852,841
                   Registration fees (Note 1g)                                                         1,207,658
                   Printing and shareholder reports                                                      996,732
                   Transfer agent fees--Class D (Note 2)                                                 933,561
                   Accounting services (Note 2)                                                          600,636
                   Professional fees                                                                     469,748
                   Transfer agent fees--Class C (Note 2)                                                 388,189
                   Directors' fees and expenses                                                           38,593
                   Pricing fees                                                                           10,957
                   Other                                                                                 113,995
                                                                                                  ---------------
                   Total expenses/before reimbursement                                               181,587,476
                   Reimbursement of expenses (Note 2)                                                 (7,667,135)
                   Total expenses/after reimbursement                                             ---------------
                                                                                                                        173,920,341
                                                                                                                    ---------------
                   Investment income--net                                                                               473,459,716
                                                                                                                    ---------------

Realized &         Realized gain from:
Unrealized           Investments--net                                                                 523,862,389
Gain on              Foreign currency transactions--net                                               130,084,847       653,947,236
Investments &                                                                                     ---------------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net    Investments--net                                                                 523,697,433
(Notes 1c, 1d,       Foreign currency transactions--net                                                24,128,607       547,826,040
1f & 3):                                                                                          ---------------   ---------------
                   Net realized and unrealized gain on investments and foreign currency
                   transactions                                                                                       1,201,773,276
                                                                                                                    ---------------
                   Net Increase in Net Assets Resulting from Operations                                             $ 1,675,232,992
                                                                                                                    ===============


                   See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year Ended October 31,
                                                                                                         1996              1995
                   Increase (Decrease) in Net Assets:
Operations:        Investment income--net                                                         $   473,459,716   $   411,287,932
                   Realized gain on investments and foreign currency transactions--net                653,947,236       251,310,846
                   Change in unrealized appreciation/depreciation on investments
                   and foreign currency transactions--net                                             547,826,040       375,406,183
                                                                                                  ---------------   ---------------
                   Net increase in net assets resulting from operations                             1,675,232,992     1,038,004,961
                                                                                                  ---------------   ---------------

Dividends &        Investment income--net:
Distributions        Class A                                                                         (108,106,998)     (40,572,591)
to Shareholders      Class B                                                                         (425,282,978)    (127,353,416)
(Note 1h):           Class C                                                                          (11,381,642)        (874,590)
                     Class D                                                                          (34,542,355)      (3,765,243)
                   Realized gain on investments--net:
                     Class A                                                                          (45,054,853)     (31,500,182)
                     Class B                                                                         (206,613,317)    (150,016,954)
                     Class C                                                                           (3,762,020)        (426,507)
                     Class D                                                                           (8,531,078)      (2,156,668)
                                                                                                  ---------------   ---------------
                   Net decrease in net assets resulting from dividends and
                   distributions to shareholders                                                     (843,275,241)     (356,666,151)
                                                                                                  ---------------   ---------------


Capital Share      Net proceeds from issuance of capital shares                                     2,041,810,853        26,500,607
Transactions       Net proceeds from issuance of capital shares resulting from reorganization         523,182,823                --
(Note 4):                                                                                         ---------------   ---------------
                   Net increase in net assets derived from capital share transactions               2,564,993,676        26,500,607
                                                                                                  ---------------   ---------------

Net Assets:        Total increase in net assets                                                     3,396,951,427       707,839,417
                   Beginning of year                                                                8,535,190,459     7,827,351,042
                                                                                                  ---------------   ---------------
                   End of year*                                                                   $11,932,141,886   $ 8,535,190,459
                                                                                                  ===============   ===============

                  *Undistributed investment income--net (Note 1j)                                 $   188,632,757   $   159,653,484
                                                                                                  ===============   ===============

                   See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                   The following per share data and ratios have been derived                         Class A
                   from information provided in the financial statements.                For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                1996++++     1995         1994         1993       1992
Per Share          Net asset value, beginning of year                 $    14.21   $    13.07   $    13.52  $    11.92    $  12.16
Operating                                                             ----------   ----------   ----------  ----------    --------
Performance:       Investment income--net                                    .78          .79          .60         .39         .36
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net                   1.59         1.04         (.31)       2.14         .89
                                                                      ----------   ----------   ----------  ----------    --------
                   Total from investment operations                         2.37         1.83          .29        2.53        1.25
                                                                      ----------   ----------   ----------  ----------    --------

                   Less dividends and distributions:
                     Investment income--net                                 (.98)        (.39)        (.51)       (.81)       (.89)
                     Realized gain on investments--net                      (.43)        (.30)        (.23)       (.12)       (.60)
                                                                      ----------   ----------   ----------  ----------    --------
                   Total dividends and distributions                       (1.41)        (.69)        (.74)       (.93)      (1.49)
                                                                      ----------   ----------   ----------  ----------    --------
                   Net asset value, end of year                       $    15.17   $    14.21   $    13.07  $    13.52    $  11.92
                                                                      ==========   ==========   ==========  ==========    ========

Total Investment   Based on net asset value per share                     17.81%       14.81%        2.14%      22.61%      11.78%
Return:*                                                              ==========   ==========   ==========  ==========    ========


Ratios to Average  Expenses, net of reimbursement                           .86%         .90%         .89%        .93%       1.07%
Net Assets:                                                           ==========   ==========   ==========  ==========    ========
                   Expenses                                                 .93%         .90%         .89%        .93%       1.07%
                                                                      ==========   ==========   ==========  ==========    ========
                   Investment income--net                                  5.31%        5.98%        4.60%       3.90%      10.82%
                                                                      ==========   ==========   ==========  ==========    ========

Supplemental       Net assets, end of year (in thousands)             $1,841,974   $1,487,805   $1,357,906  $  917,806    $245,839
Data:                                                                 ==========   ==========   ==========  ==========    ========
                   Portfolio turnover                                     51.26%       36.78%       57.04%      50.35%      59.56%
                                                                      ==========   ==========   ==========  ==========    ========
                   Average commission rate paid++++                   $    .0048           --           --          --          --
                                                                      ==========   ==========   ==========  ==========    ========

                   The following per share data and ratios have been derived                         Class B
                   from information provided in the financial statements.                For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                1996++++     1995         1994         1993       1992
Per Share          Net asset value, beginning of year                 $    14.01   $    12.91   $    13.38  $    11.83    $  12.10
Operating                                                             ----------   ----------   ----------  ----------    --------
Performance:       Investment income--net                                    .62          .65          .46         .28         .22
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net                   1.59         1.01         (.31)       2.11         .91
                                                                      ----------   ----------   ----------  ----------    --------
                   Total from investment operations                         2.21         1.66          .15        2.39        1.13
                                                                      ----------   ----------   ----------  ----------    --------
                   Less dividends and distributions:
                     Investment income--net                                 (.84)        (.26)        (.39)       (.72)       (.80)
                     Realized gain on investments--net                      (.43)        (.30)        (.23)       (.12)       (.60)
                                                                      ----------   ----------   ----------  ----------    --------
                   Total dividends and distributions                       (1.27)        (.56)        (.62)       (.84)      (1.40)
                                                                      ----------   ----------   ----------  ----------    --------
                   Net asset value, end of year                       $    14.95   $    14.01   $    12.91  $    13.38    $  11.83
                                                                      ==========   ==========   ==========  ==========    ========

Total Investment   Based on net asset value per share                     16.71%       13.54%        1.13%      21.42%      10.64%
Return:*                                                              ==========   ==========   ==========  ==========    ========

Ratios to Average  Expenses, net of reimbursement                          1.87%        1.93%        1.91%       1.95%       2.09%
Net Assets:                                                           ==========   ==========   ==========  ==========    ========
                   Expenses                                                1.95%        1.93%        1.91%       1.95%       2.09%
                                                                      ==========   ==========   ==========  ==========    ========
                   Investment income--net                                  4.29%        4.96%        3.58%       2.87%      11.95%
                                                                      ==========   ==========   ==========  ==========    ========

Supplemental       Net assets, end of year (in thousands)             $8,660,279   $6,688,499   $6,457,130  $4,299,545    $958,949
Data:                                                                 ==========   ==========   ==========  ==========    ========
                   Portfolio turnover                                     51.26%       36.78%       57.04%      50.35%      59.56%
                                                                      ==========   ==========   ==========  ==========    ========
                   Average commission rate paid+++                    $    .0048           --           --          --          --
                                                                      ==========   ==========   ==========  ==========    ========

                  *Total investment returns exclude the effects of sales loads.
                 ++Based on average shares outstanding during the year.
               ++++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                   Class C                            Class D
                                                                                   For the                            For the
                                                                                   Period                             Period
The following per share data and ratios have been derived                          Oct. 21,                           Oct. 21,
from information provided in the financial statements.       For the Year Ended   1994++ to     For the Year Ended   1994++ to
                                                                 October 31,       Oct. 31,       October 31,         Oct. 31,
Increase (Decrease) in Net Asset Value:                      1996++++   1995++++   1994++++    1996++++     1995++++  1994++++
Per Share          Net asset value, beginning of period      $  13.94   $  12.91   $ 12.91     $    14.19   $  13.08   $ 13.07
Operating                                                    --------   --------   -------     ----------   --------   -------
Performance:       Investment income--net                         .61        .64       .01            .77        .77       .01
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net                             1.58       1.02      (.01)          1.57       1.01        --
                                                             --------   --------   -------     ----------   --------   -------
                   Total from investment operations              2.19       1.66        --           2.34       1.78       .01
                                                             --------   --------   -------     ----------   --------   -------
                   Less dividends and distributions:
                     Investment income--net                      (.87)      (.33)       --           (.95)      (.37)       --
                     Realized gain on investments--net           (.43)      (.30)       --           (.43)      (.30)       --
                                                             --------   --------   -------     ----------   --------   -------
                   Total dividends and distributions            (1.30)      (.63)       --          (1.38)      (.67)       --
                                                             --------   --------   -------     ----------   --------   -------
                   Net asset value, end of period            $  14.83   $  13.94   $ 12.91     $    15.15   $  14.19   $ 13.08
                                                             ========   ========   =======     ==========   ========   =======


Total Investment   Based on net asset value per share          16.68%     13.58%      .00%+++      17.59%     14.43%      .08%+++
Return:**                                                    ========   ========   =======     ==========   ========   =======

Ratios to Average  Expenses, net of reimbursement               1.88%      1.95%     2.44%*         1.10%      1.16%     1.69%*
Net Assets:                                                  ========   ========   =======     ==========   ========   =======
                   Expenses                                     1.95%      1.95%     2.44%*         1.18%      1.16%     1.69%*
                                                             ========   ========   =======     ==========   ========   =======
                   Investment income--net                       4.24%      4.80%     3.71%*         5.04%      5.63%     4.46%*
                                                             ========   ========   =======     ==========   ========   =======


Supplemental       Net assets, end of period (in thousands)  $385,753   $102,361   $ 7,347     $1,044,136   $256,525   $ 4,968
Data:                                                        ========   ========   =======     ==========   ========   =======
                   Portfolio turnover                          51.26%     36.78%    57.04%         51.26%     36.78%    57.04%
                                                             ========   ========   =======     ==========   ========   =======
                   Average commission rate paid++++++        $  .0048         --        --     $    .0048         --        --
                                                             ========   ========   =======     ==========   ========   =======

                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                +++Aggregate total investment return.
                 ++Commencement of Operations.
               ++++Based on average shares outstanding during the period.
             ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valua-tion. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value.
Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subse-quently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The
Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $134,833,530 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, further reduced from 0.70% to 0.65% for average daily net assets in excess of $5 billion, further reduced from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and further reduced from 0.625% to 0.60% for average daily net assets in excess of $10 billion. For the year ended October 31, 1996, MLAM earned fees of $78,610,213, of which $7,667,135 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1996, MLAM paid MLAM U.K. a fee of $9,422,273 pursuant to such agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the

Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


              Account Maintenance Fee        Distribution Fee

Class B                0.25%                      0.75%
Class C                0.25%                      0.75%
Class D                0.25%                       --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer con-cessions on sales of the Fund's Class A and Class D Shares as follows:


                          MLFD               MLPF&S

Class A                 $76,760            $1,016,346
Class D                 $241,734           $3,413,112


For the year ended October 31, 1996, MLPF&S received contingent deferred sales charges of $8,488,220 and $117,278 relating to trans-actions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $19,080 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $197,361 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1996.

For the year ended October 31, 1996, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $438 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $4,369,726,802 and $4,527,702,804, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                            Realized         Unrealized
                                         Gains (Losses)    Gains (Losses)

Long-term investments                    $537,557,780      $ 963,274,288
Short-term investments                     (8,976,885)                --
Short sales investments                            --            495,792
Financial futures contracts                (4,718,506)        (2,061,875)
Forward foreign exchange contracts        131,153,510         (2,424,249)
Foreign currency transactions              (1,068,663)           (44,019)
                                         ------------      -------------
Total                                    $653,947,236      $ 959,239,937
                                         ============      =============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $944,503,495, of which $1,223,821,344 related to appreciated securities and $279,317,849 related to depre-ciated securities. At October 31, 1996, the aggregate cost of invest-ments for Federal income tax purposes was $10,859,777,532.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $2,564,993,676 and $26,500,607 for the years ended October 31, 1996 and October 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                26,663,921     $  385,379,581
Shares issued to shareholders in
reinvestment of dividends and
distributions                               9,842,522        136,704,200
Shares issued resulting from
reorganization                                732,464         12,726,168
                                          -----------     --------------
Total issued                               37,238,907        534,809,949
Shares redeemed                           (20,574,819)      (298,410,953)
                                          -----------     --------------
Net increase                               16,664,088     $  236,398,996
                                          ===========     ==============

NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                24,414,703     $  317,656,099
Shares issued to shareholders in
reinvestment of dividends and
distributions                               5,067,208         63,395,842
                                          -----------     --------------
Total issued                               29,481,911        381,051,941
Shares redeemed                           (28,613,955)      (374,649,790)
                                          -----------     --------------
Net increase                                  867,956     $    6,402,151
                                          ===========     ==============


Class B Shares for the Year                                     Dollar
Ended October 31, 1996                       Shares             Amount

Shares sold                               132,348,586     $1,887,208,023
Shares issued to shareholders in
reinvestment of dividends and
distributions                              40,325,041        553,386,648
Shares issued resulting from
reorganization                              9,028,794         47,981,055
                                          -----------     --------------
Total issued                              181,702,421      2,488,575,726
Shares redeemed                           (75,996,626)    (1,087,870,352)
Automatic conversion of shares             (3,687,016)       (52,616,493)
                                          -----------     --------------
Net increase                              102,018,779     $1,348,088,881
                                          ===========     ==============


Class B Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                72,755,968     $  948,196,109
Shares issued to shareholders in
reinvestment of dividends and
distributions                              19,807,279        244,145,118
                                         ------------     --------------
Total issued                               92,563,247      1,192,341,227
Shares redeemed                          (113,281,364)    (1,461,389,244)
Automatic conversion of shares             (2,225,942)       (29,811,621)
                                         ------------     --------------
Net decrease                              (22,944,059)    $ (298,859,638)
                                         ============     ==============


Class C Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                20,590,847     $  291,762,498
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 987,843         13,590,987
Shares issued resulting from
reorganization                                 91,170          1,203,359
                                          -----------     --------------
Total issued                               21,669,860        306,556,844
Shares redeemed                            (2,995,301)       (42,705,296)
                                          -----------     --------------
Net increase                               18,674,559     $  263,851,548
                                          ===========     ==============

Class C Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 7,879,395     $  102,536,056
Shares issued to shareholders
in reinvestment of dividends and
distributions                                  91,498          1,150,744
                                          -----------     --------------
Total issued                                7,970,893        103,686,800
Shares redeemed                            (1,196,074)       (15,541,838)
                                          -----------     --------------
Net increase                                6,774,819     $   88,144,962
                                          ==========      ==============

Class D Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                20,921,971     $  291,938,712
Automatic conversion of shares              2,961,136         52,616,493
Shares issued to shareholders in
reinvestment of dividends and
distributions                               2,670,340         37,606,934
Shares issued resulting from
reorganization                             32,998,082        461,272,241
                                          -----------     --------------
Total issued                               59,551,529        843,434,380
Shares redeemed                            (8,715,593)      (126,780,129)
                                          -----------     --------------
Net increase                               50,835,936     $  716,654,251
                                          ===========     ==============


Class D Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount


Shares sold                                17,949,936     $  233,765,521
Automatic conversion of shares              2,199,761         29,811,621
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 416,394          5,268,928
                                          -----------     --------------
Total issued                               20,566,091        268,846,070
Shares redeemed                            (2,872,272)       (38,032,938)
                                          -----------     --------------
Net increase                               17,693,819     $  230,813,132
                                          ===========     ==============

5. Commitments:
At October 31, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currency with approximate values of $1,620,000 and $19,280,000, respectively.

6. Acquisition of Merrill Lynch Balanced Fund for
Investment and Retirement, Inc.:
On March 4, 1996, Merrill Lynch Global Allocation Fund, Inc.
acquired all the net assets of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. pursuant to a plan of reorganiza-tion. The acquisition was accomplished by a tax-free exchange of 42,850,510 Common Stock shares of Merrill Lynch Global Allocation Fund, Inc. Class A, 732,464; Class B, 9,028,794; Class C, 91,170; and
Class D, 32,998,082; respectively, for 53,060,748 Common Stock shares outstanding of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. Merrill Lynch Balanced Fund for Investment and Retirement, Inc.'s net assets on that date of $609,137,506, including $85,653,336 of unrealized appreciation, were combined with those of Merrill Lynch Global Allocation Fund, Inc. The aggregate net assets of Merrill Lynch Global Allocation Fund, Inc. immediately after the acquisition amounted to $10,403,863,333.

------

                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----
Investment Objective and Policies...............     2
  Precious Metal-Related Securities.............     2
  Real Estate-Related Securities................     3
  Portfolio Strategies Involving Options and
    Futures.....................................     3
  Other Investment Policies and Practices.......     8
Management of the Fund..........................    14
  Directors and Officers........................    14
  Compensation of Directors.....................    15
  Management and Advisory Arrangements..........    16
Purchase of Shares..............................    17
  Initial Sales Charge Alternatives-Class A and
    Class D Shares..............................    18
  Reduced Initial Sales Charges.................    20
  Employer-Sponsored Retirement or Savings Plans
    and Certain Other Arrangements..............    23
  Distribution Plans............................    23
  Limitations on the Payment of Deferred Sales
    Charges.....................................    23
Redemption of Shares............................    25
  Deferred Sales Charges-Class B and Class C
    Shares......................................    25
Portfolio Transactions and Brokerage............    26
Determination of Net Asset Value................    28
Shareholder Services............................    29
  Investment Account............................    29
  Automatic Investment Plans....................    30
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions.................    30
  Systematic Withdrawal Plans-Class A and Class
    D Shares....................................    30
  Exchange Privilege............................    31
Dividends, Distributions and Taxes..............    33
  Dividends and Distributions...................    33
  Taxes.........................................    34
  Tax Treatment of Options, Futures and Forward
    Foreign Exchange Transactions...............    36
  Special Rules for Certain Foreign Currency
    Transactions................................    36
Performance Data................................    37
General Information.............................    39
  Description of Shares.........................    39
  Computation of Offering Price Per Share.......    40
  Independent Auditors..........................    41
  Custodian.....................................    41
  Transfer Agent................................    41
  Legal Counsel.................................    41
  Reports to Shareholders.......................    41
  Additional Information........................    41
  Security Ownership of Certain Beneficial
    Owners......................................    42
Appendix........................................    43
Independent Auditors' Report....................    50
Financial Statements............................    51
                                      Code # 10811-0297


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          GLOBAL ALLOCATION
          FUND, INC.
                                                                [MLYNCH COMPASS]

                                             STATEMENT OF
                                             ADDITIONAL
                                             INFORMATION


                                             February 25, 1997


                                             Distributor:
                                             Merrill Lynch
                                             Funds Distributor, Inc.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) Financial Statements
    Contained in Part A:

          Financial Highlights for each of the years in the seven-year period ended October 31, 1996 and for the period February 3, 1989 (commencement of operations) to October 31, 1989.

     Contained in Part B:

          Schedule of Investments as of October 31, 1996.


          Statement of Assets and Liabilities as of October 31, 1996.


          Statement of Operations for the year ended October 31, 1996.


          Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996.


          Financial Highlights for each of the years in the five-year period ended October 31, 1996.


(B) Exhibits:


   EXHIBIT
    NUMBER                                        DESCRIPTION
-------------- ----------------------------------------------------------------------------------
 1 (a)    --   Articles of Incorporation of the Registrant, dated June 7, 1988.(a)
   (b)    --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
               November 28, 1988.(a)
   (c)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               December 7, 1992.(a)
   (d)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               July 13, 1993.
   (e)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               December 16, 1993.
   (f)    --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
               October 17, 1994.(b)
   (g)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               October 17, 1994.(b)
   (h)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               September 9, 1996.
   (i)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, filed on November 6, 1996 (including Certificate of Correction dated February 19, 1997 filed with respect thereto).
 2        --   By-Laws of the Registrant.(c)
 3        --   None.
 4        --   Portions of the Articles of Incorporation, as amended, and By-Laws of
               Registrant.(d)
 5 (a)    --   Management Agreement between the Registrant and Merrill Lynch Asset Management,
               L.P.(c)
   (b)    --   Sub-Advisory Agreement between Merrill Lynch Asset Management, Inc. L.P. and
               Merrill Lynch Asset Management U.K. Limited.(c)
   (c)    --   Supplement to Management Agreement between the Registrant and Merrill Lynch Asset
               Management, L.P., dated January 3, 1994.(e)
 6 (a)    --   Class A Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(e)
   (b)    --   Class B Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(c)
   (c)    --   Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
               with respect to the Merrill Lynch Mutual Fund Adviser Program.(a)
   (d)    --   Class C Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(e)
   (e)    --   Class D Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(e)

   EXHIBIT
    NUMBER                                        DESCRIPTION
-------------- ----------------------------------------------------------------------------------
 7        --   None.
 8        --   Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.(c)
 9 (a)    --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
               Agreement between the Registrant and Merrill Lynch Financial Data Services,
               Inc.(c)
   (b)    --   Form of License Agreement relating to the use of name between the Registrant and
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.(c)
10        --   None.
11        --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12        --   None.
13        --   Certificate of Merrill Lynch Asset Management, L.P.(c)
14        --   None.
15 (a)    --   Amended and Restated Class B Shares Distribution Plan and Class B Shares
               Distribution Plan Sub-Agreement of the Registrant.(a)
   (b)    --   Class C Shares Distribution Plan and Class C Shares Distribution Plan
               Sub-Agreement of the Registrant.(e)
   (c)    --   Class D Shares Distribution Plan and Class D Shares Distribution Plan
               Sub-Agreement of the Registrant.(e)
16 (a)    --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class A Shares.(c)
   (b)    --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class B Shares.(c)
   (c)    --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class C Shares.(b)
   (d)    --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class D Shares.(b)
17 (a)    --   Financial Data Schedule for Class A shares.
   (b)    --   Financial Data Schedule for Class B shares.
   (c)    --   Financial Data Schedule for Class C shares.
   (d)    --   Financial Data Schedule for Class D shares.
18        --   Merrill Lynch Select PricingSM System Plan Pursuant to Rule 18f-3.(f)


---------------


(a) Filed on February 24, 1994, as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-22462) the ("Registration Statement").



(b) Filed on February 27, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.



(c) Filed on February 27, 1996 as an Exhibit to Post-Effective Amendment No. 10 the Registration Statement.



(d) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 5 and 6), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h) and 1(i) to this
    Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and
    17), Article IV (Section 1), Article V (Section 7), Article VI, Article VII,
    Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.



(e) Filed on October 18, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.



(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.



                                                                                    NUMBER OF
                                                                                    HOLDERS AT
                                                                                   JANUARY 31,
                                TITLE OF CLASS                                        1997*
------------------------------------------------------------------------------   ----------------
Class A Common Stock, par value $0.10 per share...............................        129,446
Class B Common Stock, par value $0.10 per share...............................        575,411
Class C Common Stock, par value $0.10 per share...............................         44,887
Class D Common Stock, par value $0.10 per share...............................        102,131


---------------


*Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27. INDEMNIFICATION.


     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.


     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)
(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.



     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal

Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1994 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                   POSITION WITH                OTHER SUBSTANTIAL BUSINESS,
           NAME                     THE MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  -------------------------  -------------------------------------------
ML & Co....................  Limited Partner            Financial Services Holding Company; Limited
                                                          Partner of FAM
Princeton Services.........  General Partner            General Partner of FAM
Arthur Zeikel..............  President                  President of FAM; President and Director of
                                                          Princeton Services; Director of MLFD;
                                                          Executive Vice President of ML & Co.
Terry K. Glenn.............  Executive Vice President   Executive Vice President of FAM; Executive
                                                          Vice President and Director of Princeton
                                                          Services; President and Director of MLFD;
                                                          Director of MLFDS; President of Princeton
                                                          Administrators, L.P.
Vincent R. Giordano........  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Elizabeth Griffin..........  Senior Vice President      Senior Vice President of FAM
Norman R. Harvey...........  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Michael J. Hennewinkel.....  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services

                                   POSITION WITH                OTHER SUBSTANTIAL BUSINESS,
           NAME                     THE MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  -------------------------  -------------------------------------------
Philip L. Kirstein.........  Senior Vice President,     Senior Vice President, General Counsel and
                               General Counsel and        Secretary of FAM; Senior Vice President,
                               Secretary                  General Counsel, Director and Secretary
                                                          of Princeton Services; Director of MLFD
Ronald M. Kloss............  Senior Vice President and  Senior Vice President and Controller of
                               Controller               FAM; Senior Vice President and Controller
                                                          of Princeton Services
Stephen M.M. Miller........  Senior Vice President      Executive Vice President of Princeton
                                                          Administrators, L.P.; Senior Vice
                                                          President of Princeton Services
Joseph T. Monagle, Jr......  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Michael L. Quinn...........  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services; Managing
                                                          Director and First Vice President of
                                                          Merrill Lynch, Pierce, Fenner & Smith
                                                          Incorporated from 1989 to 1995
Richard L. Reller..........  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Gerald M. Richard..........  Senior Vice President and  Senior Vice President and Treasurer of FAM;
                               Treasurer                  Senior Vice President and Treasurer of
                                                          Princeton Services; Vice President and
                                                          Treasurer of MLFD
Ronald L. Welburn..........  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Anthony Wiseman............  Senior Vice President      Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services



     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 1994, for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                                   POSITION WITH                OTHER SUBSTANTIAL BUSINESS,
           NAME                      MLAM U.K.              PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  -------------------------  -------------------------------------------
Arthur Zeikel..............  Director and Chairman      President of the Manager and FAM; President
                                                          and Director of Princeton Services;
                                                          Director of MLFD; Executive Vice
                                                          President of ML & Co.
Alan J. Albert.............  Senior Managing Director   Vice President of the Manager
Terry K. Glenn.............  Director                   Executive Vice President of the Manager and
                                                          FAM; Executive Vice President and
                                                          Director of Princeton Services; President
                                                          and Director of MLFD; Director of MLFDS;
                                                          President of Princeton Administrators,
                                                          L.P.
Adrian Holmes..............  Managing Director          Director of Merrill Lynch Global Asset
                                                          Management
Andrew John Bascand........  Director                   Director of Merrill Lynch Global Asset
                                                          Management
Edward Gobora..............  Director                   Director of Merrill Lynch Global Asset
                                                          Management
Richard Kilbride...........  Director                   Managing Director of Merrill Lynch Global
                                                          Asset Management
Robert M. Ryan.............  Director                   Vice President, Institutional Marketing,
                                                        Debt and Equity Group, Merrill Lynch
                                                          Capital Markets from 1989 to 1994
Gerald M. Richard..........  Senior Vice President      Senior Vice President and Treasurer of the
                                                          Manager and FAM; Senior Vice President
                                                          and Treasurer of Princeton Services; Vice
                                                          President and Treasurer of MLFD
Stephen J. Yardley.........  Director                   Director of Merrill Lynch Global Asset
                                                          Management
Carol Ann Langham..........  Company Secretary          None
Debra Anne Searle..........  Assistant Company          None
                               Secretary


ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.



                                                  POSITION(S) AND
                                                     OFFICE(S)            POSITION(S) AND OFFICE(S)
                    NAME                             WITH MLFD                 WITH REGISTRANT
--------------------------------------------  ------------------------    --------------------------
Terry K. Glenn..............................  President and Director      Executive Vice President
Arthur Zeikel...............................  Director                    President and Director
Philip L. Kirstein..........................  Director                    None
William E. Aldrich..........................  Senior Vice President       None
Robert W. Crook.............................  Senior Vice President       None
Kevin P. Boman..............................  Vice President              None
Michael J. Brady............................  Vice President              None
William M. Breen............................  Vice President              None
Michael G. Clark............................  Vice President              None
Mark A. DeSario.............................  Vice President              None
James T. Fatseas............................  Vice President              None
Michelle T. Lau.............................  Vice President              None
Debra W. Landsman-Yaros.....................  Vice President              None
Gerald M. Richard...........................  Vice President and          Treasurer
                                                Treasurer
Salvatore Venezia...........................  Vice President              None
William Wasel...............................  Vice President              None
Robert Harris...............................  Secretary                   None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of the Registrant, (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc., (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 31. MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.


     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 24th day of February, 1997.


                                          MERRILL LYNCH GLOBAL ALLOCATION
                                            FUND, INC. (Registrant)

                                          By:      /s/ GERALD M. RICHARD
                                            ------------------------------------
                                               (Gerald M. Richard, Treasurer)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.



            SIGNATURES                               TITLE                          DATE
-----------------------------------    ----------------------------------    ------------------

          ARTHUR ZEIKEL*               President and Director (Principal
-----------------------------------      Executive Officer)
          (Arthur Zeikel)
        GERALD M. RICHARD*             Treasurer (Principal Financial and
-----------------------------------      Accounting Officer)
        (Gerald M. Richard)

           DONALD CECIL*               Director
-----------------------------------
          (Donald Cecil)

         EDWARD H. MEYER*              Director
-----------------------------------
         (Edward H. Meyer)

        CHARLES C. REILLY*             Director
-----------------------------------
        (Charles C. Reilly)

         RICHARD R. WEST*              Director
-----------------------------------
         (Richard R. West)

        EDWARD D. ZINBARG*             Director
-----------------------------------
        (Edward D. Zinbarg)

*By: /s/ GERALD M. RICHARD                                                   February 24, 1997
-----------------------------------
(Gerald M. Richard,
Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER
---
 1 (d)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               July 13, 1993.
   (e)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               December 16, 1993.
   (h)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               September 9, 1996.
   (i)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, filed on November 6, 1996 (including Certificate of Correction dated February 19, 1997 filed with respect thereto).
11        --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
17 (a)    --   Financial Data Schedule for Class A Shares.
   (b)    --   Financial Data Schedule for Class B Shares.
   (c)    --   Financial Data Schedule for Class C Shares.
   (d)    --   Financial Data Schedule for Class D Shares.